SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/X/    Preliminary proxy statement

/ /    Definitive proxy statement

/ /    Definitive additional materials

/ /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14(a)-12


                                  E-Z-EM, INC.
                  (Name of Registrant as Specified in Charter)


                                DENNIS J. CURTIN

                   (Name of Person(s) filing Proxy Statement)


Payment of filing fee (check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).

/ / $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:


/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     $125

(2)  Form, schedule or registration statement no.:

     Preliminary Proxy Statement on Form 14A

(3)  Filing party:

     Goodman Phillips & Vineberg

(4)  Date filed:

     October 16, 1996

                                  E-Z-EM, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 28, 1997

                                   ----------

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of E-Z-EM, INC., a Delaware corporation (the "Company"), will be held at the Milleridge Inn, Jericho, New York, on February 28, 1997 at 11:00 a.m., Local Time, for the following purposes:

1. To elect two Class III directors, each to serve for a term of three years;

2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending May 31, 1997;

3. To amend Section 4.1.1 of the Restated Certificate of Incorporation of the Company to provide that the approval of certain significant matters, which now requires the approval of the holders of sixty-six percent (66%) of the total issued and outstanding shares of the Company's Class A Common Stock, requires the approval of the holders of sixty-six percent (66%) of the shares of the Company's Class A Common Stock voting on such matter;

4. To approve the proposed public offering of shares of the Company's wholly-owned subsidiary, AngioDynamics, Inc., as part of a reorganization of the Company whereby the business previously conducted by its AngioDynamics division is separated from the Company; and

5. To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on January 22, 1997 as the record date (the "Record Date") for the Meeting. Only stockholders of record of the Company's Class A Common Stock, $0.10 par value, on the Company's stock transfer books on the close of business on that date are entitled to vote at the Meeting.

By Order of the Board of Directors

W. PHILIP VAN KIRK, Secretary

Westbury, New York
Dated: January __, 1997

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

If you wish to attend, please check the appropriate box on the enclosed proxy and return it in the enclosed envelope.

                                  E-Z-EM, INC.
                                 717 MAIN STREET
                          WESTBURY, NEW YORK 11590-5021

                                 PROXY STATEMENT
                                       FOR
                             MEETING OF STOCKHOLDERS

                                FEBRUARY 28, 1997


                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders by the Board of Directors of E-Z-EM, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying proxy (each a "Proxy" and collectively, the "Proxies") for use at the 1996 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Milleridge Inn, Jericho, New York, on Friday, February 28, 1997, at 11:00 a.m., or at any adjournment thereof.

     The principal executive offices of the Company are located at 717 Main Street, Westbury, New York 11590-5021. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is January __, 1997.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and accordingly files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed with the Commission are available for inspection and copying at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, D.C. 20549 and at certain of the Commission's regional offices. Copies of such documents may be obtained from the Public Reference Section of the Commission at prescribed rates. In addition, such material and other information concerning the Company can be inspected at the American Stock Exchange, on which exchange shares of the Company's securities are listed.

                                TABLE OF CONTENTS

Summary of Proxy Statement

Record Date and Voting Securities

Voting of Proxies

Security Ownership

Election of Directors

  Nominees

  Meetings

  Executive Compensation

  Certain Transactions

Ratification of Appointment of Independent Auditors

Amending the Company's Restated Certificate of Incorporation to modify certain Supermajority Voting Provisions

Approval of Proposed Public Offering of Shares of
 AngioDynamics, Inc.

  Introduction

  Overview of AngioDynamics Business

  Reasons for the Reorganization

  Selected Financial Data of the Company and AngioDynamics, Inc.

  Pro Forma Consolidated Condensed Financial Statements of the
    Company

  Management's Discussion and Analysis of Financial Condition and
    Results of Operations for the Company and AngioDynamics, Inc.

  Re-Capitalization of AngioDynamics, Inc.

  Manner of Effecting the Reorganization

   The Transfer

   The Public Offering

   The Spin-Off

  No Appraisal Rights

  Abandonment of the Public Offering

  Federal Income Tax Consequences of the Reorganization

  Future Management of AngioDynamics, Inc.

  Relationship between the Company and AngioDynamics, Inc.

    Financial

    Stock Ownership

    Tax Matters

    Insurance Matters

    Employee Matters

    Shared Services

    Manufacturing Agreement

Annual Report

Stockholder Proposals

Other Matters

Financial Statements

    Annual Financial Statements of the Company

    Quarterly Financial Statements of the Company

    Financial Statements of AngioDynamics, Inc.

                           SUMMARY OF PROXY STATEMENT

     The following is a summary of certain information contained in this Proxy Statement. This summary should not be considered complete and is qualified in its entirety by the more detailed information and financial statements contained in the Proxy Statement. Certain capitalized terms used in this summary are defined in the Proxy Statement.

     The principal offices of the Company are located at 717 Main Street, Westbury, New York 11590-5021, (516) 333-8230.

                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)

     Two of the Company's eight directors are to be elected at the Annual Meeting. Each of the directors will serve until the 1999 Annual Meeting of Shareholders and until, in each case, his successor is duly elected and qualified.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     Shareholders   are  being  asked  at  the  Annual  Meeting  to  ratify  the appointment of Grant Thornton LLP, certified public accountants, as the independent auditors for the Company for the 1997 fiscal year.

        AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
               TO MODIFY CERTAIN SUPERMAJORITY VOTING REQUIREMENTS
                                (PROPOSAL NO. 3)

     The proposed amendment to the Company's Restated Certificate of Incorporation (the "Certificate") is to provide the Company with the ability to take certain actions upon receiving the affirmative vote of holders of sixty-six percent (66%) of the shares voted in connection with such actions, instead of requiring the affirmative vote of holders of sixty-six percent (66%) of all of the outstanding Class A Common Stock. Such actions include amending the Certificate, reducing the Company's capital, engaging in a merger or consolidation, transfering all or substantially all of the Company's property or assets, and liquidating, dissolving or winding up of the Company.

     The Board of Directors believes that this change will enable the Company to take advantage of opportunities and engage in an action described in the preceding paragraph, provided that the holders of sixty-six percent (66%) of the Company's voting shares who are sufficiently interested in the transaction to vote on it approve the action. The Board of Directors also believes that the amendment will prevent the Company from missing opportunities that would otherwise benefit its shareholders because an insufficient number of shareholders cast votes in connection therewith.

Notwithstanding the proposed amendment, voting is still subject to applicable Delaware law, which contains minimum voting requirements for certain of the actions described above.

     The approval of the amendment requires the affirmative vote of the holders of sixty-six percent (66%) of the outstanding shares of the Class A Common Stock.

                APPROVAL OF PROPOSED PUBLIC OFFERING OF SHARES OF
                     OF ANGIODYNAMICS, INC. (PROPOSAL NO. 4)

     Introduction

     The Board of Directors of the Company has determined, for the reasons set forth below, among others, that it is in the best interests of the Company and its shareholders to separate the business (the "AngioDynamics Business") previously conducted by its AngioDynamics division (the "Division") from the Company. This will be accomplished through a three-step process (collectively, the "Reorganization"): (i) a capital contribution of the assets and liabilities of the Division to a wholly-owned subsidiary of the Company, AngioDynamics, Inc. ("AngioDynamics") (which was effected June 1, 1996), followed by (ii) a public offering by AngioDynamics of shares representing up to 19.9% of the voting power of AngioDynamics (the "Public Offering") and then (iii) a spin-off to the Company's shareholders of the shares of AngioDynamics owned by the Company (the "Spin-Off"). The Spin-Off will be effected after the Company obtains a private letter ruling ("PLR") from the Internal Revenue Service ("IRS") that the Reorganization qualifies as a tax-free reorganization. While the Company anticipates receiving a PLR, there can be no assurance that it will be obtained.

     The AngioDynamics Business

     AngioDynamics develops, manufactures and markets a variety of therapeutic and diagnostic products, primarily for use in the diagnosis and treatment of cardiovascular disease. Many of these products are designed for use in the interventional medicine market, which involves the use of less invasive surgical and diagnostic procedures. AngioDynamics has focused its development efforts in three distinct interventional markets: stent products, angiographic/fluid management products, and thrombolytic products. AngioDynamics has both a core group of products cleared for sale by the Food and Drug Administration ("FDA") that are currently sold in the United States and internationally, and a group of new products, including AngioDynamics' stents and a carbon dioxide ("CO2") angiography system, which are being sold internationally and for which FDA clearance is being sought for sale within the United States. AngioDynamics' objective is to become a leading provider of interventional medical devices through the development of innovative, proprietary technologies that provide its products with enhanced, cost-effective performance, thereby improving the quality of patient care at reduced cost to the healthcare system.

     Reasons for the Reorganization

     The Company's Board of Directors has determined that the AngioDynamics Business is substantially different from the Company's other businesses and that retention of the AngioDynamics Business is not consistent with either the
long-range  goals  of  the   AngioDynamics   Business  or  the  Company's  other
businesses.

     The  Company's   Board  of  Directors   believes  that   companies  in  the
cardiovascular medical device business, which is the business in which AngioDynamics is engaged, tend to be valued differently from the Company's other businesses and that the value of the AngioDynamics Business to the Company's shareholders is not presently being reflected in the Company's stock price. The Company's Board of Directors further believes that the value and potential of the AngioDynamics Business can be better realized as a separate public company, which will facilitate equity and debt financings. The principal reason for the spin-off of AngioDynamics is to help assure the success of the public offering by establishing AngioDynamics as a stand-alone company. Additionally, as a public company, AngioDynamics will be able to offer direct equity ownership to its key personnel. The Company's Board of Directors believes that providing such incentives to key personnel will tend to benefit all shareholders. In addition, the Company's Board of Directors believes that by effecting the Reorganization there will be a greater potential for increasing the long-term value of the Company's shareholders' investment. Further, the Reorganization will enable current shareholders and potential investors to direct their investment to their specific area of interest.

     Federal Income Tax Consequences of the Public Offering and Spin-Off

     It is intended that no gain or loss will be recognized by (and no amount will be included in the income of) the Company's shareholders as a result of the Reorganization. The Company will complete the Spin-Off upon receiving the private letter ruling ("PLR") from the IRS confirming the tax-free nature of the transactions contemplated therein, as described elsewhere in this Proxy Statement. While the Company anticipates receiving a PLR, there can be no assurance that it will be obtained.

     Future Management of AngioDynamics

     AngioDynamics continues to be operated substantially in the manner in which the Division was operated by the Company in the past and with substantially the same operating management. The Board of Directors of AngioDynamics is composed of Howard Stern, the Chairman of the Board and a Director of the Company, Donald Meyer and Paul Echenberg, each a Director of the Company, and Eamonn Hobbs, a Vice President of the Company and the President and Chief Executive Officer of AngioDynamics.

     Relationship Between the Company and AngioDynamics

     The Public Offering will raise capital needed by AngioDynamics to fund the operation, development and expansion of the AngioDynamics Business. During the time that the Company operated the AngioDynamics Business through the Division, the AngioDynamics Business had the benefit of access to the Company's credit through the extension of intracompany loans. Following the Public Offering, the Company does not intend to extend any additional credit to or on behalf of AngioDynamics, through either direct loans or the providing of a guaranty.

     The Company, AngioDynamics and other companies within the Company's consolidated group (AngioDynamics and each such other company is referred to as a "Member") have entered into a tax-sharing agreement with respect to federal income taxes, which agreement will continue as to each Member until such time as such Member is deconsolidated for tax purposes. Pursuant to the tax-sharing agreement, the Company and each Member will pay its appropriate share of taxes actually due and payable, and also, will make payments among themselves such that, with respect to any period, the amount of federal income taxes to be paid by any Member, subject to certain adjustments, generally will be determined as though each such Member were to file separate federal income tax returns. Each Member will be reimbursed, however, for federal income tax attributes that it generates, such as net operating losses, if and when they are used on a consolidated basis.

     AngioDynamics' liability insurance is included in the Company's liability policy. This will continue until the Company determines such coverage for AngioDynamics is no longer reasonably available, or until such time as AngioDynamics is no longer able to be covered under the Company's policy, or until AngioDynamics obtains its own insurance coverage.

     Most employees of the Division have become employees of AngioDynamics (the "Transferred Employees") and as of June 1, 1996, AngioDynamics assumed all liabilities of the Company with respect to the Transferred Employees other than liabilities with respect to the Company's stock option plan. There may be a limited number of employees who perform services for both AngioDynamics and the Company's other businesses who will be shared by the Company and AngioDynamics.


     Additionally, although the AngioDynamics Business has been operated to a large degree independently of the Company's other businesses, the Company and

AngioDynamics have entered into a Services Agreement pursuant to which the Company provides certain services to AngioDynamics. These services include, among others, engineering, tax, legal and regulatory, treasury and financial, corporate and senior management services. The services will be charged to AngioDynamics for fees based on the costs incurred by the Company for providing such services, the number of hours required, the hourly cost of the person or persons providing the services and the costs of materials, overhead (including employee benefits) and capital consumed in providing the services. The services will be provided for an indefinite period of time and will be phased out as and when no longer needed by AngioDynamics. In addition, the Company may discontinue providing a service if to continue to provide the service would unreasonably interfere with the Company's business and operations.

     The Company and AngioDynamics have also entered into a manufacturing agreement pursuant to which the Company manufactures certain products for AngioDynamics and AngioDynamics manufactures certain products for the Company. In each case, the fees charged by the manufacturer are determined on an arm's-length basis.

                        RECORD DATE AND VOTING SECURITIES

     As of the close of business on January 22, 1997, the record date (the "Record Date"), there were 4,035,346 outstanding shares of the Company's Class A Common Stock, $0.10 par value (the "Class A Common Stock"). Holders of the Class A Common Stock have one vote per share on each matter to be acted upon. Only stockholders of Class A Common Stock of record at the close of business on the Record Date for the Meeting (the "Stockholders"), will be entitled to vote at the Meeting and at any adjournment thereof. A majority of the outstanding shares of Class A Common Stock present in person or by proxy is required to constitute a quorum at the Meeting.

     Additionally, the Company had 5,287,114 shares of Class B Common Stock, $0.10 par value (the "Class B Common Stock" and collectively with the Class A Common Stock, the "Common Stock") outstanding as of the Record Date. Shares of Class B Common Stock are nonvoting shares.


                                VOTING OF PROXIES

     Shares of Class A Common Stock represented by Proxies that are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Class A Common Stock represented thereby will be voted: (i) for the election as Directors of the persons who have been nominated by the Board of Directors; (ii) for the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending May 31, 1997 (the "1997 Fiscal Year"); (iii) to approve the amendment to the Company's Certificate of Incorporation to require the approval of the holders of sixty-six percent (66%) of the shares of Class A Common Stock voting on certain significant matters to approve such matters; (iv) to approve the proposed public offering of shares of AngioDynamics as part of a Reorganization in which the AngioDynamics Business is separated from the Company; and (v) with respect to any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

     The execution of a Proxy will in no way affect a Stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a Stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented before the Meeting, or if the Stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

     The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Class A Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

     The following table sets forth information, as of January 22, 1997, as to the beneficial ownership of the Company's voting Class A Common Stock by each person known by the Company to own beneficially more than 5% of the Company's voting Class A Common Stock.


 Name and Address of                  Shares              Percent of
  Beneficial Owner              Beneficially Owned          Class
  ----------------              ------------------          -----

Howard S. Stern,................     956,412                 23.7
Chairman of the Board
and Director
717 Main Street
Westbury, NY  11590

Betty S. Meyers..................    820,806                 20.3
401 Emerald Street
New Orleans, LA  70124

Wellington Management Company...     219,258                  5.4
75 State Street
Boston, MA  02109

     The following table sets forth information, as of January 22, 1997, as to the beneficial ownership of the Company's voting Class A and nonvoting Class B Common Stock, by (i) each of the Company's directors, (ii) those persons who were, at the end of the fiscal year ended June 1, 1996 (the "1996 Fiscal Year"), Chief Executive Officer ("CEO") (Daniel R. Martin) and each of the four most highly compensated executive officers of the Company other than the CEO (collectively, the "Named Executive Officers"), and (iii) all directors and executive officers of the Company as a group:

                                  Class A                Class B
                           ---------------------  ----------------------
                              Shares     Percent     Shares      Percent
      Name of              Beneficially     of    Beneficially     of
  Beneficial Owner           Owned (1)    Class     Owned (2)     Class
  ----------------         ------------  -------  ------------  --------

Howard S. Stern,...........   956,412      23.7    1,228,113      22.9
Chairman of the Board,
Director

David P. Meyers ...........   192,750       4.8      242,921       4.6
Director

Daniel R. Martin,..........    23,882        *       175,119       3.2
President, Chief Executive
Officer, Director

Arthur L. Zimmet,..........    28,750        *        83,925       1.6
Senior Vice President

Robert M. Topol,...........    26,313        *        59,321       1.1
Director

Paul S. Echenberg,.........     3,313        *        69,348       1.3
Chairman of the Board of
E-Z-EM Canada, Director

James L. Katz,.............     3,338        *        49,806        *
Director

George P. Carden,..........     6,725        *        45,596        *
Senior Vice President and
General Manager

Donald A. Meyer,...........    20,492        *        29,670        *
Director

Eamonn P. Hobbs,...........        50        *        37,380        *
Vice President

Michael A. Davis, M.D.,....      None        *        34,632        *
Medical Director, Director

All directors and executive
  officers as a group (21
  persons)................. 1,264,809 (3)  31.1    2,317,637 (4)  38.0
---------------
 *  Does not exceed 1%.

(1) Includes Class A Common Stock shares issuable upon exercise of options currently exercisable or exercisable within 60 days from January 22, 1997 as follows: Daniel R. Martin (16,882), Robert M. Topol (2,813), Paul S. Echenberg (2,813), James L. Katz (2,813) and Donald A. Meyer (2,813).

(2) Includes Class B Common Stock shares issuable upon exercise of options currently exercisable or exercisable within 60 days from January 22, 1997 as follows: Howard S. Stern (74,263), Daniel R. Martin (166,364), Arthur L. Zimmet (47,963), Robert M. Topol (36,898), Paul S. Echenberg (68,725), James L. Katz (48,125), George P. Carden (37,322), Donald A. Meyer (5,998), Eamonn P. Hobbs (37,322) and Michael A. Davis, M.D. (34,632).

(3) Includes Class A Common Stock shares issuable upon exercise of options currently exercisable or exercisable within 60 days from January 22, 1997 totalling 28,634 shares.

(4) Includes Class B Common Stock shares issuable upon exercise of options currently exercisable or exercisable within 60 days from January 22, 1997 totalling 816,036 shares.


                        PROPOSAL I--ELECTION OF DIRECTORS

                                    NOMINEES


     As of January 1, 1997, the effective date of the retirement of Irwin H. Nadel, the Company's Board of Directors consisted of eight Directors. The Board is classified into three classes, each of which has a staggered three-year term. At the Meeting, the Stockholders will elect two Class III directors each of whom will hold office until the Annual Meeting of Stockholders to be held in 1999 and until their successors are duly elected and qualified. The Class I directors and Class II directors will continue in office during the terms indicated below. Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below (the "Nominees") as directors of the Company. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Abstentions from voting and broker non-votes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. Both nominees are currently directors of the Company. On November 19, 1996, the Company's Board of Directors elected David P. Meyers, who is the son of the late Dr. Phillip H. Meyers, former officer, director and holder of over 23% of the Company's securities, to the directorship previously held by his father.

     The term of each of the current non-retiring Class III directors expires at the Meeting when his respective successor is duly elected and qualified. Management has no reason to believe that any of the Nominees will be unable or unwilling to serve as a director, if elected. Should any of the Nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of the Nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

Nominees to Class III of the Board of Directors

                                                                        First
                                                                         Year
                                                                        Became
   Name                    Principal Occupation            Age         Director
   ----                    --------------------            ---         --------
Howard S. Stern            Chairman of the Board of         65          1962
                           the Company

David P. Meyers            President and Chief              32          1996
                           Executive Officer,
                           MedTest Express, Inc.


     HOWARD S. STERN, age 65, is a co-founder of the Company and has served as Chairman of the Board and Director of the Company since its formation in 1962. Prior to 1994, Mr. Stern also served as Chief Executive Officer, and from the formation of the Company until 1990, he served as President of the Company.

     DAVID P. MEYERS, age 32, was elected by the Company's directors to the Board of Directors on November 19, 1996. He is the founder of MedTest Express, Inc., an Atlanta, Georgia provider of contracted laboratory services for home health agencies, and has served as its President and Chief Executive Officer since November 1994. For the five years prior to that, Mr. Meyers was the Vice President of Operations at Radiation Care, Inc., an Atlanta, Georgia operator of radiation therapy and diagnostic imaging centers. Mr. Meyers is the son of Dr. Phillip H. Meyers, a former director, officer and holder of over 23% of the outstanding securities of the Company, who died during the past year.


Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

The following Class I and II Directors will continue on the Board of Directors for the terms indicated:

Class I Directors
(Term Expiring in 1997):

     JAMES L. KATZ, CPA, JD, age 60, has been a director of the Company since 1983. He is a founder and has been a principal of Chapman Partners LLC (investment banking) since its organization in 1995. Previously, he had been the co-owner and President of Ever Ready Thermometer Co., Inc. from its acquisition in 1985 until its sale in November 1994. From 1971 until 1980 and from 1983 until 1985, he held various executive positions with Baxter International and subsidiaries of Baxter International, including that of Chief Financial Officer of Baxter International. He is also a director of Intec, Inc. and Binax.

     DANIEL R. MARTIN, age 59, has served as President, Chief Executive Officer and Director since 1994, and previously served as President, Chief Operating Officer and Director from 1990 to 1993.

     MICHAEL A. DAVIS, M.D., age 55, has served as Medical Director and Director of the Company since July 1995, and previously served as Medical Director from 1994 to July 1995 and as Associate Medical Director from 1988 to 1993. He has been Professor of Radiology and Nuclear Medicine and Director of the Division of Radiologic Research, University of Massachusetts Medical Center since 1980.

Class II Directors
(Term Expiring in 1998):

     PAUL S. ECHENBERG, age 53, has been a director of the Company since 1987 and has served as Chairman of the Board of E-Z-EM Canada Inc. since 1994. He is a founder and has been a general partner and director of Eckvest Equity Inc. (personal investment and consulting services) since 1989. He was also a founder and had been a senior partner of BDE Capital Partners (investment banking partnership) from 1992 to 1994. He is also a director of Lallemand Inc., ISG Technologies, Inc., LDI Research Co., Inc., LDI Marketing Co., Inc., Benvest Capital Inc. and Colliers MacAuley Nicholl. The Company has an investment in ISG Technologies, Inc.

     DONALD A. MEYER, age 62, has been a director of the Company since 1968. He is currently an independent consultant in legal matters and to arts and business organizations, specializing in technical assistance. He had been the Executive Director of the Western States Arts Federation, Santa Fe, New Mexico, which provides and develops regional arts programs, from 1990 to October 1995. From 1958 through 1990, he was an attorney practicing in New Orleans, Louisiana.

     ROBERT M. TOPOL, age 71, has been a director of the Company since 1982. Prior to his retirement in 1994, he served as an Executive Vice President of Smith Barney, Inc. (financial services) for more than five years. He is also a director of First American Health Concepts, Fund for the Aging, City Meals on Wheels, American Health Foundation, State University of New York - Purchase and Group One Ltd.

                                    MEETINGS

     The Board of Directors held four regular meetings and two special meetings by conference call during the 1996 Fiscal Year. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware. All directors attended all regular Board meetings during the 1996 Fiscal Year, except that Messrs. Nadel and Topol each missed one meeting.

     The Company has a standing Executive Committee, Audit Committee, Nominating Committee, Compensation Committee and Finance Committee.

     The Executive Committee has the power and authority to act on behalf of the Board during intervals between regularly scheduled Board meetings. The members of the Executive Committee are Messrs. Stern, Martin, Echenberg, Katz and Topol. The Executive Committee met six times during the 1996 Fiscal Year.

     The Audit Committee recommends to the Board the selection of independent accountants and reviews the scope and results of the annual audit. The members of the Audit Committee are Messrs. Katz and Topol. The Audit Committee met twice during the 1996 Fiscal Year.

     The Nominating Committee recommends to the Board nominees for election to the Board. The members of the Nominating Committee are Messrs. Meyer and Topol. The Nominating Committee met once during the 1996 Fiscal Year.

     The Compensation Committee determines the compensation for the President and the Chief Executive Officer. In addition, the Compensation Committee also sets the policies and parameters of the Company's executive compensation programs and awards thereunder, and makes determinations as to stock option grants under the 1983 Stock Option Plan and the 1984 Directors and Consultants Stock Option Plan. The members of the Compensation Committee are Messrs. Stern and Meyer. The Compensation Committee met three times during the 1996 Fiscal Year.

     The Board of Directors created a Finance Committee in January 1995. Its members are Messrs. Topol and Katz. The Finance Committee did not meet during the 1996 Fiscal Year.

     Phillip H. Meyers, M.D., a director of the Company who died during the past year, served on the Company's Executive and Nominating Committees.

     Irwin H. Nadel, a director of the Company who retired as of January 1, 1997, served on the Audit Committee and the Finance Committee.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the compensation for services, in all capacities for the 1996, 1995 and 1994 fiscal years, of the Named Executive Officers:

                                                             Annual Compensation             Long Term Compensation
                                                     ----------------------------------   -----------------------------
                                                                                               Awards           Payouts
                                                                                          ----------------      -------

                                                                               Other                                         All
                                                                               Annual   Restricted                           Other
Name and                                                                      Compensa-   Stock                  LTIP      Compensa-
Principal                                  Fiscal      Salary      Bonus       tion (1)   Awards   Options      Payouts     tion (3)
Position                                    Year         ($)        ($)          ($)       ($)      #(2)          ($)        ($)
---------                                  ------      ------      -----      --------- ---------- ------       -------     ------

Howard S. Stern, .....................      1996      $250,000      None         None      None      None         None     $ 7,245
Chairman of the Board                       1995       250,000      None         None      None     74,263        None      11,712
                                            1994       250,000      None         None      None      None         None       9,627

Daniel R. Martin, ....................      1996      $220,000      None         None      None      None         None     $ 9,261
President and Chief                         1995       200,000      None         None      None    116,699        None       8,453
Executive Officer                           1994       200,000      None         None      None      None         None       9,150

George P. Carden, ....................      1996      $186,300      None         None      None      None         None     $ 7,257
Senior Vice President                       1995       186,300    $25,000        None      None     30,766        None       7,330
                                            1994       172,125      None         None      None      None         None       7,853

Arthur L. Zimmet, ....................      1996      $153,000      None         None      None      None         None     $ 7,760
Senior Vice President                       1995       153,000    $10,000        None      None     40,314        None       7,466
                                            1994       153,000      None         None      None      None         None       8,094

Eamonn P. Hobbs, .....................      1996      $170,648      None         None      None      None         None     $ 8,021
Vice President                              1995       120,000    $15,000        None      None     30,766        None       5,856
                                            1994       120,000      None         None      None      None         None       6,020

---------------

(1) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Named Executive Officers for the 1996, 1995 and 1994 fiscal years did not exceed the lesser of 10% of such officer's total annual salary and bonus for the 1996, 1995 or 1994 fiscal years or $50,000; such amounts are, therefore, not reflected in the table.

(2) Retroactively adjusted for the 3% stock dividends described in Note K to the Consolidated Financial Statements included herein.

(3) For the 1996, 1995 and 1994 fiscal years, represents for each of the Named Executive Officers the amounts contributed by the Company under the Profit-Sharing Plan and, as matching contributions, under the companion 401(k) Plan.

Option Grants Table

     The Company did not grant any stock options or stock appreciation rights to the Named Executive Officers during the 1996 Fiscal Year.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning all exercises of stock options during the 1996 Fiscal Year by the Named Executive Officers and the fiscal year-end value of unexercised stock options on an aggregated basis:

                                                Number of
                                                Securities      Value of
                                                Underlying    Unexercised
                                                Unexercised   In-the-Money
                                                Options at     Options at
                                               June 1, 1996   June 1, 1996
                                                    (#)         ($) (1)
                                               -------------  -------------
                         Shares       Value     Exercisable/   Exercisable/
                      Acquired on   Realized   Unexercisable  Unexercisable
      Name            Exercise (#)    ($)           (2)            (2)
      ----            ------------  --------   -------------  -------------

Howard S. Stern.......     None        None       74,263/        $651,485/
                                                   None            None

Daniel R. Martin......     None        None      183,246/      $1,462,783/
                                                   None            None

George P. Carden......     None        None       37,322/        $319,273/
                                                   None            None

Arthur L. Zimmet......     None        None       47,963/        $411,263/
                                                   None            None

Eamonn P. Hobbs.......     None        None       37,322/        $319,273/
                                                   None            None
---------------

(1) Options are "in-the-money" if on June 1, 1996, the market price of the stock exceeded the exercise price of such options. At June 1, 1996, the closing price of the Company's Class A and Class B Common Stock was $14.13 and $13.25, respectively. The value of such options is calculated by determining the difference between the aggregate market price of the stock covered by the options on June 1, 1996 and the aggregate exercise price of such options.

(2) Options granted prior to the Company's recapitalization on October 26, 1992 are exercisable one-half in Class A Common Stock and one-half in Class B Common Stock. Options granted after the recapitalization are exercisable in Class B Common Stock.

Employment Contract

     During 1994, the Company entered into an employment contract with Howard S. Stern. This employment contract is for a term of eight years at an annual compensation of $250,000.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

General

     The  Compensation   Committee  determines  the  cash  and  other  incentive
compensation, if any, to be paid to the Company's executive officers and key employees. Howard S. Stern and Donald A. Meyer are the members of the Compensation Committee and are "disinterested directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended).

Compensation Philosophy

     The Compensation Committee's executive compensation philosophy is to base management's pay, in part, on the achievement of the Company's annual and long-term performance goals by (a) setting levels of compensation designed to attract and hold superior executives in a highly competitive business environment, (b) providing incentive compensation that varies directly with the Company's financial performance and individual initiative and achievement contributions to such performance, (c) linking compensation to elements which affect the Company's annual and long-term performance, (d) evaluating the competitiveness of executive compensation programs based upon information drawn from a variety of sources, and (e) establishing salary levels and bonuses intended to be consistent with competitive practice and level of responsibility, with salary increases and bonuses reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and the contractual arrangements that may be in effect with the individual executive. Executive compensation consists of base salary, annual performance bonuses, and stock options.

     Section  162(m) of the  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) or to the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation." The Company believes that any compensation received by executive officers in connection with the exercise of options granted under the 1983 Stock Option Plan will qualify as "performance-based compensation." The Company has not established a policy with respect to Section 162(m) of the Code because the Company has not and does not currently anticipate paying compensation in excess of $1 million per annum to any employee.

Base Salaries

     Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies. Annual salary adjustments are determined consistent with the Company's compensation policy by evaluating the competitive marketplace, the performance of the Company, the performance of the executive particularly with respect to the ability to manage growth of the Company, and any increased responsibilities assumed by the executive.

Annual Performance Bonuses

     The Company administers an Executive Incentive Bonus Plan (the "Bonus Plan"), under which cash bonuses may be made to the CEO and President, other corporate officers, and certain divisional personnel. The bonus pool is determined at the beginning of each fiscal year based on budgeted earnings for the year. The bonus pool is limited to an aggregate of 10% of the annual pretax profit of the Company and its subsidiaries taken as a whole. In general, individual bonus awards under the Bonus Plan are determined as follows:

         o 50% of such individual award is based on the attainment by the Company of certain pretax profit level goals which are approved in advance by the Board of Directors ("Profit Objectives");

         o 50% of such individual award is based on the attainment of individual objectives (an "MBO") which have been proposed, evaluated, and approved at the beginning of each fiscal year by the Compensation Committee in the case of the CEO and President, and by Mr. Martin, the President and CEO, in the case of all other participants.

     A bonus may be awarded if either the Profit Objective or the individual MBO has been met, as determined by the Compensation Committee in the case of the CEO and President, and by Mr. Martin, in the case of all other participants. The Company awarded bonuses to corporate officers under the Bonus Plan for the 1996 Fiscal Year in the aggregate amount of $25,000.

Stock Option Agreements

     Long-term compensation awards are granted pursuant to the stockholder approved stock option plans. The use of stock options ensures that the interest of the Company's executive officers are tied to the interest of the Company's stockholders by making a portion of the executive's long-term compensation dependent upon the value created for stockholders. Options are granted at an exercise price equal to the fair market value of the Company's Class B Common Stock on the date of the grant. The Committee considers the amount of stock options previously granted to each officer, as well as the officer's current performance and contribution to the Company when determining the size of an option grant.

Compensation of Chief Executive Officer

     During the 1996 Fiscal Year, no options were granted to Mr. Martin. No options previously granted were exercised by Mr. Martin. During the 1996 Fiscal Year, the base salary for Mr. Martin was adjusted to $230,000 from its 1995 level of $200,000. Based upon the reported 1996 Fiscal Year profits of the Company, Mr. Martin did not receive a cash bonus.

Compensation of Directors

     Directors, who are not employees of the Company, are entitled to directors fees of $15,000 annually. Directors, who serve on committees of the Company and who are not employees or consultants of the Company, are entitled to a fee of $500 for each committee meeting attended, except that the chairman of a committee is entitled to a fee of $1,000 for each committee meeting attended.

Common Stock Performance

     On October 27, 1992 (the "Recapitalization Date"), the Company effected a recapitalization which was accomplished by a one-for-two reverse stock split of the then existing common stock of the Company (the "Old Common Stock"), and the reclassification of the Old Common Stock as voting Class A Common Stock. In addition, a dividend of one share of new nonvoting Class B Common Stock was paid on each share of Class A Common Stock.

     The following graph provides a comparison of the cumulative total return of
(i) the Company's Old Common Stock and its Class A Common Stock after its creation on the Recapitalization Date and (ii) the Class B Common Stock after its creation on the Recapitalization Date, with returns on the Nasdaq Stock Market (U.S.) Index ("NASDAQ Index"), the American Stock Exchange Market Value

Index ("AMEX Market Value") and the Standard and Poor's Medical Products and Supplies Index ("S&P Medical Index"), for the five year period ended May 31, 1996. The total return of the Class A Common Stock presented in the following graph treats all stock dividends payable in Class B Common Stock as cash dividends and assumes the reinvestment of such dividends in Class A Common Stock. As prescribed by the SEC, the measurements are indexed to a value of $100 at May 31, 1991, and assume all dividends were reinvested.

             (GRAPH OMITTED - TO BE SUBMITTED UNDER SEPARATE COVER)


                           Total Return - Data Summary

                                                Cumulative Total Return
                                                -----------------------

                                       5/91   5/92   5/93   5/94   5/95   5/96

E-Z-EM, INC.-CLASS A (EZM.A)           100    107     82     67     64    199

E-Z-EM, INC.-CLASS B (EZM.B)                  100(1) 100     74     72    231

NASDAQ INDEX (2)(INAS)                 100    117    141    149    177    257

AMEX MARKET VALUE(2) (IAMX)            100    106    118    118    132    164

S & P INDEX  (IMDP)                    100    112     91     86    126    172

Graph Produced by Research Data Group
--------------------

(1)  The Class B Common Stock was authorized and issued in October 1992.

(2) As of July 24, 1995 the Company's Common Stock commenced trading on the American Stock Exchange ("AMEX") and ceased being quoted on NASDAQ.


                              CERTAIN TRANSACTIONS

     A facility of the Company located in Westbury, New York is owned 27% by Howard S. Stern, 25% by Betty S. Meyers, a principal shareholder, 4% by other employees of the Company and 44% by unrelated parties, which includes a 25% owner who manages the property. Aggregate rentals, including real estate tax payments, were $142,537 during the 1996 Fiscal Year. The lease term expired in June 1996 and is currently being extended on a month-to-month basis.

     The Company has engaged Eckvest Equity Inc. ("Eckvest"), of which Paul S. Echenberg, a director of the Company, is a principal, as a consultant. Fees paid to Eckvest and fees paid to Mr. Echenberg for attendance at directors' meetings, aggregated approximately $319,000 during the 1996 Fiscal Year. In connection with the sale of Surgical Dynamics Inc., a 51%-owned subsidiary of the Company ("SDI") in November 1995, Mr. Echenberg resigned as a director of SDI and Eckvest received an investment banker's fee of $905,000, and Mr. Echenberg received a bonus of $191,000 arising from the sale of SDI and a payment of $268,000 in connection with the surrender of outstanding stock options in SDI. Additionally, the Company has an investment in an entity in which Mr. Echenberg serves as a director.

     In connection with the sale of SDI, Arthur L. Zimmet resigned as a director of SDI and received a bonus of $191,000 arising from the sale of SDI and a payment of $268,000 in connection with the surrender of outstanding stock options in SDI.

     The Company has engaged James L. Katz, a director of the Company, for consulting services. Fees for such services, including fees relating to attendance at directors' meetings, were approximately $99,000 during the 1996 Fiscal Year.

     The Company has engaged Michael A. Davis, M.D., a director of the Company, for consulting services. Fees for such services were approximately $97,000 during the 1996 Fiscal Year.


                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors appointed Grant Thornton LLP, certified public accountants, who were the Company's independent auditors for the 1996 Fiscal Year, as the Company's independent auditors for the 1997 Fiscal Year. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Grant Thornton LLP be submitted to the Stockholders for ratification due to the significance of their appointment to the Company.

     The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by all Stockholders represented and entitled to vote thereon. Therefore, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

Recommendation of the Board of Directors

     THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY   RECOMMENDS  A  VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR.

         PROPOSAL III - AMENDING THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO MODIFY CERTAIN SUPERMAJORITY VOTING REQUIREMENTS

     The Board of Directors of the Company has determined, for the reasons set forth below, among others, that it is in the best interests of the Company and its shareholders to amend the Company's Restated Certificate of Incorporation (the "Certificate") to provide the Company with the ability to take certain actions upon receiving the affirmative vote of sixty-six percent (66%) of the shareholders voting in connection with such actions.

         Section 4.1.1 of the Certificate currently reads as follows:

         4.1.1 Voting. Except as otherwise provided by the Board of Directors in fixing the voting rights of any series of Preferred Stock in accordance with Section 4.2 of this Article 4 or as otherwise required by law or expressly provided in this Certificate of Incorporation, voting power in the election of directors and for all other purposes shall be vested exclusively in the holders of Class A Common Stock, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, no action may be taken without the affirmative vote of sixty-six percent (66%) of the outstanding shares of the Class A Common Stock with respect to any (i) amendment of this Certificate of Incorporation, (ii) reduction of capital, (iii) merger or consolidation of the Company with one or more other corporations, (iv) sale, conveyance, lease, mortgage, pledge, or exchange of all or substantially all of the Company's property or assets or (v) liquidation, dissolution, or winding up of the Company. The Class B Common Stock shall have no voting rights on any matters except as otherwise required by law or expressly provided in this Certificate of Incorporation.

     The Company's Board of Directors believes that it is in the best interests of the Company to amend the second sentence to read in its entirety as follows:

         Notwithstanding anything to the contrary contained in this Certificate of Incorporation AND SUBJECT TO APPLICABLE VOTING REQUIREMENTS OF THE DELAWARE GENERAL CORPORATION LAW, no action may be taken without the affirmative vote of sixty-six percent (66%) OF THE SHARES OF THE CLASS A COMMON STOCK ACTUALLY BEING VOTED IN CONNECTION WITH any (i) amendment of this Certificate of Incorporation, (ii) reduction of capital, (iii) merger or consolidation of the Company with one or more other corporations, (iv) sale, conveyance, lease, mortgage, pledge, or exchange of all or substantially all of the Company's property or assets or (v) liquidation, dissolution, or winding up of the Company. [The underscored language reflects the proposed amendment.]

     The Company's Board of Directors believes that this change will enable the Company to take advantage of opportunities and engage in an action described in
(i) through (v) above, provided that the holders of sixty-six percent (66%) of the Company's voting shares who are sufficiently interested in the transaction to vote on it approve the action. The Board of Directors believes that this will prevent the Company from missing opportunities that would otherwise benefit its shareholders because an insufficient number of shareholders cast votes in connection therewith.

     Notwithstanding  the  proposed  amendment,   voting  is  still  subject  to
applicable Delaware law, which provides that to approve certain corporate actions, such as the sale, lease or conveyance of all or substantially all of the Company's assets, the approval of a majority of all outstanding shares of the Company's voting stock is required.

     The approval of this amendment to the Certificate requires the affirmative vote of the holders of sixty-six percent (66%) of the outstanding shares of the Class A Common Stock.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE CERTIFICATE AS DESCRIBED ABOVE.


         PROPOSAL IV--APPROVAL OF PROPOSED PUBLIC OFFERING OF SHARES OF
                               ANGIODYNAMICS, INC.

Introduction

     The Board of Directors of the Company has determined, for the reasons set forth below, among others, that it is in the best interests of the Company and its shareholders to separate the business (the "AngioDynamics Business") previously conducted by its AngioDynamics division (the "Division") from the Company. The separation will be accomplished in three steps (collectively, the "Reorganization"). The first step, the transfer, as a capital contribution, of all of the assets of the Company used principally in connection with the AngioDynamics Business and the liabilities associated therewith to AngioDynamics, Inc., a Delaware corporation ("AngioDynamics") wholly-owned by the Company, took place effective June 1, 1996 (the "Transfer").

     The second step is the sale by AngioDynamics in a public offering (the "Public Offering") of shares representing up to 19.9% of the voting power of AngioDynamics, with the Company initially retaining ownership of the balance of the shares. For federal income tax purposes, AngioDynamics will not recognize gain or loss on the sale of its stock in the Public Offering. The Board of Directors of the Company is seeking shareholder approval of the Public Offering in this Proposal IV.

     The third step is a distribution of the Company's shares of AngioDynamics by the Company to its shareholders (the "Spin-Off"). The offering materials for the Public Offering will specify that the Company will seek a private letter ruling (the "PLR") from the Internal Revenue Service ("IRS") to the effect that the Reorganization qualifies as a tax-free reorganization pursuant to ss. 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"). The

Company's investment advisors have recommended, and the Company's Board of Directors agrees, that the Public Offering has the greatest chance of success if the Spin-Off takes place in connection with the Public Offering. The Spin-Off will take place as soon as practicable following receipt of the PLR from the IRS. While the Company anticipates receiving a PLR, there can be no assurance that it will be obtained.

     Because of the significance of the Reorganization to the Company and its shareholders, the Board of Directors has determined that the Company should not effect the Public Offering without shareholder approval.

Overview of AngioDynamics Business

     AngioDynamics develops, manufactures and markets a variety of therapeutic and diagnostic products, primarily for use in the diagnosis and treatment of cardiovascular disease. Many of these products are designed for use in the interventional medicine market, which involves the use of less invasive surgical and diagnostic procedures. AngioDynamics has focused its development efforts in three distinct interventional markets: stent products, angiographic/fluid management products, and thrombolytic products. AngioDynamics has both a core group of products cleared for sale by the Food and Drug Administration ("FDA") that are currently sold in the United States and internationally, and a group of new products, including AngioDynamics' stents and carbon dioxide ("CO2") angiography system, which are being sold internationally and for which FDA clearance is being sought for sale within the United States. AngioDynamics' objective is to become a leading provider of interventional medical devices through the development of innovative, proprietary technologies that provide its products with enhanced, cost-effective performance, thereby improving the quality of patient care at reduced cost to the healthcare system.

     AngioDynamics is developing a family of platinum stents based on its proprietary AngioStent technology, which AngioDynamics believes possess significant advantages over currently marketed stents. Stents are used to hold open vessels in the body that may have closed or become obstructed as a result of aging, disease or trauma. AngioDynamics believes that its AngioStent provides an advantage over competing stent products in terms of strength, flexibility, visibility and biocompatibility. The AngioStent initially is being used to treat coronary vessels, but is adaptable to treat other vessels as well. The AngioStent is sold in Europe, South America and Japan, but has not yet been cleared by the FDA for sale in the United States. There can be no assurance that such clearance will be obtained. To augment its stent manufacturing capability, AngioDynamics recently purchased the assets of Leocor, Inc., a developer and manufacturer of angioplasty catheters. The angioplasty catheters are used as a delivery system for the AngioStent and the acquisition enables AngioDynamics to vertically integrate its stent manufacturing capability. [This transaction is expected to close in early 1997, before this Proxy Statement is circulated to the Company's shareholders. If the transaction does not close before this Proxy Statement is circulated, this paragraph will be amended appropriately.]

     AngioDynamics' angiographic products are used to provide images of the human vasculature and blood flow. These products include both CO2Ject a new CO2 Angiography System that uses CO2 as a contrast agent, as well as diagnostic catheters for use with traditional contrast agents such as iodine. AngioDynamics believes CO2 offers advantages over traditional iodinated contrast agents in terms of safety, cost and the ability to obtain better images of certain parts of the body and certain types of tumors. The CO2Ject is being sold in Europe, South America, Australia and Asia, but has not yet been cleared by the FDA for sale in the United States. There can be no assurance that such clearance will be obtained. All of AngioDynamics' diagnostic catheters are cleared for sale in the United States and internationally. There is currently no CO2 automated angiographic system cleared in the United States or, except for the CO2Ject and a product developed by Daum Gmbh, internationally. AngioDynamics' angiographic fluid management products are used to control, administer and contain fluids, such as blood, saline solutions and contrast agents, in order to reduce the healthcare worker's contact with them. These products are intended to reduce the potential exposure of the healthcare worker to disease, including H.I.V. and hepatitis. All of AngioDynamics' fluid management products are cleared for sale in the United States and internationally.

     AngioDynamics' thrombolytic products, such as its Pulse*Spray Set, are used to dissolve blood clots in the arteries and veins. The PulseSpray Set optimizes the delivery of the lytic agent (the drug administered to dissolve the clot) by providing a controlled, forceful, uniform dispersion. All of these products have been cleared for sale in the United States and internationally. AngioDynamics also has developed an injector that is designed to be used in conjunction with its thrombolytic products. The injector is approved for sale in certain countries outside the United States, and in the United States a 510(k) submission submitted in August 1996 is currently pending before the FDA. There can be no assurance that the 510(k) submission will be approved. AngioDynamics also acts as the exclusive U.S. sales agent for Navarre Biomedical, Ltd. Navarre Biomedical manufactures percutaneous abscess drainage catheters, which drain fluid pockets. All Navarre Biomedical drainage products are cleared for sale in the United States.

Reasons for the Reorganization

     The Company's Board of Directors continually reviews the businesses operated by the Company with a view to assessing the operating and financial characteristics and the growth potential of the businesses in light of current economic conditions and other circumstances affecting the Company. After considerable review, the Company's Board of Directors has determined that the AngioDynamics Business is significantly and substantially different from the Company's other businesses and that retention of the AngioDynamics Business is not consistent with either the long-range goals of the AngioDynamics Business or the Company's other businesses.

     The  Company's   Board  of  Directors   believes  that   companies  in  the
cardiovascular medical device business, which is the business in which AngioDynamics is engaged, tend to be valued differently from the Company's other businesses and that the value of the AngioDynamics Business to the Company's shareholders is not presently being reflected in the Company's stock price. The Company's Board of Directors further believes that the value and potential of the AngioDynamics Business can be better realized as a separate public company, which will facilitate equity and debt financings. The principal reason for the Spin-Off is to help assure the success of the Public Offering by establishing AngioDynamics as a stand-alone company. Additionally, as a public company, AngioDynamics will be able to offer direct equity ownership to its key personnel. The Company's Board of Directors believes that providing such incentives to key personnel will tend to benefit all shareholders.

     The Company's Board of Directors has determined that the Reorganization is the most appropriate means of separating the AngioDynamics Business from the Company. The Company's Board of Directors agrees with the Company's investment advisors that completion of the Spin-Off of the stock of AngioDynamics in connection with the Public Offering is important to the success of the Public Offering. As discussed above, the Company will seek a PLR from the IRS that the Spin-Off is part of a tax-free reorganization under ss. 368(a)(1)(D) of the Code. In addition, the Company's Board of Directors believes that, by effecting the Reorganization, there will be a greater potential for increasing the long-term value of the Company's shareholders' investment. Further, the Reorganization will enable current shareholders and potential investors to direct their investment to their specific area of interest.

Selected Financial Data

                     SELECTED FINANCIAL DATA OF E-Z-EM, INC.


     The following selected consolidated financial data for the fifty-two weeks ended May 30, 1992, May 29, 1993 and May 28, 1994, fifty-three weeks ended June 3, 1995 and fifty-two weeks ended June 1, 1996 are derived from the audited consolidated financial statements of E-Z-EM, Inc. The selected consolidated financial data for the thirteen weeks ended September 2, 1995 and August 31, 1996 are derived from unaudited consolidated financial statements. The unaudited consolidated financial statements, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the consolidated results of operations and financial condition for the periods presented. Operating results for the thirteen weeks ended August 31, 1996 are not necessarily indicative of the results that may be expected for the entire fiscal year. The data should be read in conjunction with the consolidated financial statements, related notes and other information included elsewhere in this Proxy Statement.


                                                        Fifty-two weeks ended       Fifty-three  Fifty-two    Thirteen weeks ended
                                                        ---------------------       weeks ended  weeks ended -----------------------
                                                   May 30,    May 29,      May 28,     June 3,     June 1,   September 2, August 31,
                                                    1992*      1993*        1994*       1995        1996         1995        1996
                                                    -----      -----        -----       ----        ----         ----        ----
                                                                        (in thousands, except per share data)

Income statement data:
  Net sales (2)................................    $78,711     $84,507     $85,645     $88,526     $91,932     $21,999     $23,355
  Gross profit .................................    33,071      35,547      33,617      36,681      36,414       9,131       9,865
  Operating profit (3) .........................     4,113       2,558       1,200       2,837         957         824         507
  Earnings from continuing
    operations before
    income taxes ...............................     5,186       3,888       1,528       3,559       1,940         870         709
  Earnings from continuing
    operations .................................     4,512       2,451         379       2,473       1,697         740         513
  Net earnings .................................     4,610       1,679         277       1,630      21,008         569         513
  Earnings from continuing
    operations per common
    share
      Primary and fully
        diluted ................................       .49         .27         .04         .27         .17         .08         .05
  Earnings per common
    share
      Primary (1) ..............................       .50         .18         .03         .18        2.16         .06         .05
      Fully diluted (1) ........................       .50         .18         .03         .18        2.14         .06         .05
  Cash dividends declared
    per common share............................   $   .20     $   .10     $   .00     $   .00     $   .00     $   .00     $   .00
  Weighted average common
    shares
      Primary (1) ..............................     9,147       9,105       9,081       9,088       9,724       9,267      10,072
      Fully diluted (1).........................     9,160       9,107       9,081       9,092       9,833       9,474      10,072


                                                   May 30,      May 29,     May 28,     June 3,     June 1,    August 31,
                                                    1992         1993        1994        1995        1996        1996
                                                    ----         ----        ----        ----        ----        ----
                                                                                (in thousands)
Balance sheet data
Working capital ....................               $35,328     $36,283     $33,088     $33,254     $53,508     $54,172
Cash, certificates of
  deposit and short-
  term debt and equity
  securities .......................                12,132       8,359       7,336       4,447      23,610      22,100
Total assets .......................                74,417      73,252      71,531      76,095      96,037      96,149
Long-term debt, less
  current maturities ...............                   654       2,900         586       1,114         680         616
Stockholders' equity ...............                54,900      55,001      54,269      57,890      80,603      80,270

_______________

* Reclassified to reflect the discontinued operation described in Note B to the Consolidated Financial Statements included herein.

(1)  Retroactively  restated to reflect  the total  shares  issued  after the 3%
     stock  dividends  described  in  Note  K  to  the  Consolidated   Financial
     Statements included herein.

(2) Sales of Lafayette products for the period June 2, 1991 through November 27, 1991 of approximately $3,505,000 have been excluded from net sales and reclassified to disposal of assets, which is included in operating profit in the consolidated statements of earnings.

(3) On November 27, 1991, the Company divested the assets of its Lafayette division to Lafayette Pharmaceuticals, Incorporated pursuant to an Asset Purchase Agreement dated June 27, 1991 (the "Agreement"). The aggregate sales price was approximately $5,413,000. The Lafayette division was purchased by the Company in December 1988 from Lafayette Pharmacal, Inc. The Agreement was approved by the Federal Trade Commission ("FTC") on
     November 14, 1991, pursuant to the FTC's order of June 12, 1990 which required the Company to divest the assets it had purchased from Lafayette Pharmacal, Inc. At June 2, 1990, the Company had established a reserve, before tax, of $8,627,000 which approximated the anticipated loss on divestiture and related expenses. The Company recorded a pretax gain of $953,000 during 1992 representing the difference between the actual sales price and expenses pertaining to the divestiture compared with the amounts previously estimated. Such gain is included in operating profit in the consolidated statement of earnings for 1992.

               SELECTED FINANCIAL DATA OF ANGIODYNAMICS, INC.
                    (A FORMER DIVISION OF E-Z-EM, INC.)


     The following selected financial data for the fifty-two weeks ended May 28, 1994, fifty-three weeks ended June 3, 1995 and fifty-two weeks ended June 1, 1996 are derived from the audited financial statements of AngioDynamics, Inc. (a former division of E-Z-EM, Inc.). The selected financial data for the fifty-two weeks ended May 30, 1992 and May 29, 1993 and the thirteen weeks ended September 2, 1995 and August 31, 1996 are derived from unaudited financial statements. The unaudited financial statements, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial condition for the periods presented. Operating results for the thirteen weeks ended August 31, 1996 are not necessarily indicative of the results that may be expected for the entire fiscal year. The data should be read in conjunction with the financial statements, related notes, and other financial information included elsewhere in this Proxy Statement.



                                                    Fifty-two weeks ended       Fifty-three    Fifty-two     Thirteen weeks ended
                                                    ---------------------       weeks ended   weeks ended    --------------------
                                             May 30,      May 29,      May 28,     June 3,      June 1,     September 2,  August 31,
                                              1992         1993         1994        1995         1996          1995         1996
                                              ----         ----         ----        ----         ----          ----         ----
                                                              (in thousands, except share and per share data)
Income statement data:
  Net sales .............................. $  1,376     $  2,990     $  5,001     $  7,396     $ 11,696     $  2,313     $  4,810
  Gross (loss) profit ....................     (150)         663        2,034        2,379        5,561        1,362        2,474
  (Loss) earnings before
    income taxes .........................   (4,827)      (4,641)      (3,468)      (4,603)      (1,536)        (449)         427
  Net (loss) earnings ....................   (4,827)      (4,641)      (3,468)      (4,603)      (1,536)        (449)         269

  Pro forma data (1):
    (Loss) earnings before
      income taxes .......................   (5,147)      (4,961)      (3,788)      (4,948)      (1,763)        (513)         386
    Net (loss) earnings ..................   (5,147)      (4,961)      (3,788)      (4,948)      (1,763)        (513)         243
    (Loss) earnings per
      share ..............................   (5,147)      (4,961)      (3,788)      (4,948)      (1,763)        (513)         243
  Common shares
    outstanding (2) ......................    1,000        1,000        1,000        1,000        1,000        1,000        1,000


                                             May 30,      May 29,      May 28,     June 3,      June 1,      August 31,
                                              1992         1993         1994        1995         1996          1996
                                              ----         ----         ----        ----         ----          ----
                                                                          (in thousands)
Balance sheet data:
  Working capital ........................  $   666      $ 3,281      $ 3,726      $ 5,060      $ 8,920      $ 8,909
  Total assets ...........................    3,498        6,416        6,911        8,529       12,945       14,505
  Stockholder's equity ...................    2,686        5,846        6,453        7,921       11,804       12,073

---------------

(1)  Reflects  the pro forma  effects of  allocating  certain  E-Z-EM  corporate overhead costs pertaining to insurance, treasury and finance, legal and regulatory, employee benefit administration and human resources to
     AngioDynamics, Inc. described in Note D to the AngioDynamics, Inc. financial statements included herein.

(2) Such common shares, authorized and issued in July 1992, have been retroactively applied to the fifty-two weeks ended May 30, 1992 and the entire fifty-two week period ended May 29, 1993.

              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


     The Pro Forma Consolidated Condensed Balance Sheet of the Company as of August 31, 1996 reflects the financial position of the Company after giving effect to the Spin-Off of AngioDynamics discussed in Proposal IV and assumes the Spin-Off took place on August 31, 1996.

     The Pro Forma Consolidated Condensed Statements of Earnings for the fifty-two weeks ended June 1, 1996 and the thirteen weeks ended August 31, 1996 assume that the Spin-Off of AngioDynamics took place at the beginning of the fifty-two week period ended June 1, 1996 and are based on the continuing operations of the Company for the periods then ended.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's consolidated financial statements will reflect the Spin-Off only after such transaction actually occurs.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

                          E-Z-EM, Inc. and Subsidiaries

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 August 31, 1996
                                   (unaudited)

                                                                                      Pro Forma Adjustments
                                                                               --------------------------------              Pro
                                                                 Historical    AngioDynamics (A)          Other            Forma (L)
                                                                 ----------    -----------------          -----            ---------
                                                                                         (in thousands)
               ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                         $ 2,674          $   782                                 $ 1,892
  Debt and equity securities                                         19,426                                                   19,426
  Accounts receivable                                                16,304            4,057             $   195(B)           12,442
  Inventories                                                        25,974            6,343                                  19,631
  Other current assets                                                3,163              159                 662(C)            3,666
                                                                    -------          -------             -------             -------
      Total current assets                                           67,541           11,341                 857              57,057

PROPERTY, PLANT AND EQUIPMENT                                        21,761            3,008                                  18,753

DEBT AND EQUITY SECURITIES                                            2,081                                                    2,081

OTHER ASSETS                                                          4,766              156                                   4,610
                                                                    -------          -------             -------             -------
                                                                    $96,149          $14,505             $   857             $82,501
                                                                    =======          =======             =======             =======

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes payable                                                     $ 1,407                                                  $ 1,407
  Current maturities of long-term debt                                  266                                                      266
  Accounts payable                                                    5,779          $   957             $   195(D)            5,017
  Accrued liabilities                                                 5,411              655                                   4,756
  Accrued income taxes                                                  506              158                                     348
  Due to E-Z-EM, Inc.                                                                    662                 662(E)
                                                                    -------          -------             -------             -------
      Total current liabilities                                      13,369            2,432                 857              11,794

LONG-TERM DEBT, less current maturities                                 616                                                      616

OTHER NONCURRENT LIABILITIES                                          1,894                                                    1,894
                                                                    -------          -------             -------             -------
      Total liabilities                                              15,879            2,432                 857              14,304

STOCKHOLDERS' EQUITY                                                 80,270           12,073                                  68,197
                                                                    -------          -------             -------             -------
                                                                    $96,149          $14,505             $   857             $82,501
                                                                    =======          =======             =======             =======





See accompanying Notes to Pro Forma Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                       Fifty-two weeks ended June 1, 1996
                                   (unaudited)

                                                                                  Pro Forma Adjustments
                                                                          ------------------------------------              Pro
                                                            Historical    AngioDynamics (F)          Other                Forma (L)
                                                           -----------    -----------------        -----------           -----------
                                                                         (in thousands, except share and per share data)
Net sales                                                  $    91,932       $    11,696           $       700(G)        $    80,936

Cost of goods sold                                              55,518             6,135                   700(H)             50,083
                                                           -----------       -----------           -----------           -----------
      Gross profit                                              36,414             5,561                  --                  30,853

Operating expenses
  Selling and administrative                                    30,134             5,441                                      24,693
  Research and development                                       5,323             1,656                                       3,667
                                                           -----------       -----------           -----------           -----------
    Total operating expenses                                    35,457             7,097                  --                  28,360
                                                           -----------       -----------           -----------           -----------
      Operating profit (loss)                                      957            (1,536)                 --                   2,493

Other income                                                       983                                     193(I)              1,176
                                                           -----------       -----------           -----------           -----------
      Earnings (loss) from continuing
        operations before income taxes                           1,940            (1,536)                  193                 3,669

Income tax provision                                               243                                     637(K)                880
                                                           -----------       -----------           -----------           -----------
      Earnings (loss) from continuing
        operations                                               1,697            (1,536)                 (444)                2,789

Discontinued operation                                          19,311                                                        19,311
                                                           -----------       -----------           -----------           -----------
      NET EARNINGS (LOSS)                                  $    21,008       $    (1,536)          $      (444)          $    22,100
                                                           ===========       ===========           ===========           ===========

Primary earnings per common share
  Continuing operations                                    $       .17                                                   $       .28
  Discontinued operation                                          1.99                                                          1.99
  Total operations                                                2.16                                                          2.27

Fully diluted earnings per common share
  Continuing operations                                    $       .17                                                   $       .28
  Discontinued operation                                          1.97                                                          1.97
  Total operations                                                2.14                                                          2.25

Weighted average common shares
  Primary                                                    9,723,626                                                     9,723,626
  Fully diluted                                              9,832,676                                                     9,832,676




See accompanying Notes to Pro Forma Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                      Thirteen weeks ended August 31, 1996
                                   (unaudited)


                                                           Pro Forma Adjustments
                                                        ---------------------------              Pro
                                          Historical    AngioDynamics (F)     Other           Forma (L)
                                          ----------    -----------------     -----           ---------
                                                      (in thousands, except per share data)

Net sales                               $   23,355           $4,810           $  203 (G)    $   18,748

Cost of goods sold                          13,490            2,336              203 (H)        11,357
                                        ----------            -----            -----        ----------
      Gross profit                           9,865            2,474              -               7,391

Operating expenses
  Selling and administrative                 7,835            1,498                              6,337
  Research and development                   1,523              549                                974
                                        ----------            -----            -----        ----------
    Total operating expenses                 9,358            2,047              -               7,311
                                        ----------            -----            -----        ----------
      Operating profit (loss)                  507              427              -                  80

Other income                                   202                                 4 (J)           206
                                        ----------            -----            -----        ----------
      Earnings (loss) before income
        taxes                                  709              427                4               286

Income tax provision                           196              158                1 (K)            39
                                        ----------            -----            -----        ----------
      NET EARNINGS (LOSS)               $      513           $  269           $    3        $      247
                                        ==========            =====            =====        ==========

Earnings per common share
  Primary and fully diluted             $      .05                                          $      .02
                                        ==========                                          ==========

Weighted average common shares
  Primary and fully diluted             10,071,568                                          10,071,568
                                        ==========                                          ==========



See accompanying Notes to Pro Forma Financial Information.

                       E-Z-EM, Inc. and Subsidiaries

          NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                         AND STATEMENTS OF EARNINGS
                                (unaudited)


(A) To eliminate the assets and liabilities of AngioDynamics included in the Company's consolidated balance sheet at August 31, 1996.

(B) To reverse the elimination of AngioDynamics' receivable from the Company at August 31, 1996.

(C)  To reflect amounts due from AngioDynamics at August 31, 1996.

(D)  To reflect amounts due to AngioDynamics at August 31, 1996.

(E) To reverse the elimination of AngioDynamics' liability to the Company at August 31, 1996.

(F)  To eliminate the profit and loss of AngioDynamics for the entire period.

(G)  To reverse the elimination of AngioDynamics intercompany sales.

(H) To reverse the elimination of AngioDynamics intercompany cost of goods sold.

(I) To reduce interest expense and reflect interest income resulting from E-Z-EM, Inc. not having to fund the operations of AngioDynamics for the periods presented.

(J) To reflect interest income resulting from AngioDynamics' liability to the Company.

(K) To reflect the estimated income tax effect of the elimination of AngioDynamics' taxable loss at an assumed effective federal and state income tax rate of 38% for the fifty-two weeks ended June 1, 1996 and to reflect the estimated income tax effect of the pro forma adjustments referred to in Notes (G), (H), (I) and (J) at an assumed effective federal and state income tax rate of 38% for the fifty-two weeks ended June 1, 1996 and 37% for the thirteen weeks ended August 31, 1996. The lower tax rate assumed for the period ended August 31, 1996 is due to lower levels of taxable income taxed at lower federal tax rates.

(L) The pro forma effects of the potential public offering of AngioDynamics stock is not reflected in these pro forma statements due to uncertainties with respect to the pricing of such stock and the percentage ownership that will be retained by the Company.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                  OPERATIONS FOR THE COMPANY AND ANGIODYNAMICS


     The following discussion and analysis is based on the results of continuing operations of the Company and AngioDynamics.

Fiscal years ended June 1, 1996, June 3, 1995 and May 28, 1994

     The Company's fiscal year ended June 1, 1996 represents fifty-two weeks, the fiscal year ended June 3, 1995 represents fifty-three weeks and the fiscal year ended May 28, 1994 represents fifty-two weeks.

Results of Operations

     Segment Overview

     The Company operates in two industry segments: Diagnostic products and AngioDynamics products.

     The Diagnostic products industry segment accounted for 88% of sales in 1996, as compared to 92% in 1995 and 95% in 1994. This segment encompasses both contrast systems, consisting of barium sulfate formulations and related medical devices used in X-ray, CT-scanning and other imaging examinations, and non-contrast systems, including diagnostic radiology devices, custom contract pharmaceuticals, gastrointestinal cleansing laxatives, X-ray protection equipment, and immunoassay tests. Contrast systems, which constitute the Company's core business and the majority of the Diagnostic products segment, accounted for 68% of sales in 1996, as compared to 72% in 1995 and 75% in 1994. Non-contrast system sales accounted for 20% of sales in 1996, 1995 and 1994.

     Diagnostic segment results for 1996 were adversely affected by unabsorbed overhead costs associated with the relocation of a portion of the Company's core manufacturing operations, as well as by increased selling and marketing expenses in the Company's core business. The unabsorbed overhead costs resulted during the planned construction at the Company's Canadian manufacturing facility. The effects of the relocation will continue to be felt through the first half of 1997, resulting in lower than normal Canadian gross profits. Investment in new marketing initiatives and product introductions contributed to the increased selling and marketing expenses.

     Diagnostic segment results for 1995 were positively impacted by improved gross margins, partially offset by increased domestic and international selling and administrative expenses.

     Diagnostic segment results for 1994 were adversely impacted by the cost of product recalls, which the Company began in March 1994, due to packaging and formulation problems with its effervescent granules and colon cleansing products. The Company recorded pretax charges in the aggregate amount of $1,546,000 during 1994, with respect to such recalls.

     Diagnostic segment results for 1994 were also adversely impacted by a decline in sales of contrast systems in the domestic market. The Company attributes the sales decline in 1994 to the turmoil in the healthcare industry from proposed reform, which resulted in reduced patient procedures, consequent purchasing cutbacks on the part of hospitals, and a generalized slowdown in our customer's orders.

     The AngioDynamics products industry segment accounted for 12% of sales, net of intersegment eliminations (see Note M to the Consolidated Financial Statements included herein) in 1996, as compared to 8% in 1995 and 5% in 1994. This segment includes stent products, angiographic and fluid management products, and thrombolytic products used in the interventional medicine marketplace.

     AngioDynamics segment results for 1996 were positively affected by sales growth of 57%, as compared to 1995, coupled with improved manufacturing efficiencies. The AngioDynamics sales growth was due to domestic and international market penetration and the introduction of the AngioStentTM. The AngioStent, a device used during coronary procedures as a treatment for atherosclerosis, was introduced in the third quarter of 1996 in certain international markets. AngioDynamics gross profit expressed as a percentage of sales improved to 48% in 1996, as compared to 32% in 1995 and 41% in 1994. AngioDynamics incurred operating losses of $1,536,000 in 1996, as compared to operating losses of $4,603,000 in 1995 and $3,468,000 in 1994. Included in these operating losses were losses of $1,189,000 in 1996, $1,972,000 in 1995 and $877,000 in 1994 relating to AngioDynamics' CO2 Angiographic operations, which resulted primarily from its continued research and development. The initial overseas commercial sale of the Company's CO2JECTTM system, which delivers carbon dioxide gas as a replacement for more expensive iodinated contrast media, occurred in the second quarter of 1996.

     During 1996, the Company discontinued the operation of its surgical products industry segment when it sold SDI, its 51%-owned subsidiary, to USSC. As a result of this sale, the Company recognized a gain, pretax of approximately $25,539,000, after-tax of approximately $19,520,000 or $2.01 per common share on a primary basis. The surgical products industry segment has been reported as a discontinued operation and, accordingly, the gain from the sale of SDI and the Company's proportionate share of losses from operations of SDI have been classified as a discontinued operation in the consolidated statements of earnings. The surgical products industry segment included the NucleotomeTM device, the Ray Threaded Fusion CageTM and other surgical devices and accessories used in spinal surgery.

     The sales and operating profit (loss) of each industry segment and the identifiable assets, depreciation and amortization, and capital expenditures attributable to each industry segment are set forth in Note M to the Consolidated Financial Statements included herein.

     Consolidated Results of Operations

     The Company reported net earnings of $21,008,000, or $2.16 and $2.14 per common share on a primary and fully diluted basis, respectively, for 1996, as compared to net earnings of $1,630,000, or $.18 per common share on a primary and fully diluted basis, for 1995, and net earnings of $277,000, or $.03 per common share on a primary and fully diluted basis, for 1994. Results for 1996 were positively impacted by the after-tax gain on the sale of SDI of $19,520,000, or $2.01 and $1.99 per common share on a primary and fully diluted basis, respectively.

     Earnings from continuing operations for 1996 were $1,697,000, or $.17 per common share on both a primary and fully diluted basis, as compared to $2,473,000, or $.27 per common share on both a primary and fully diluted basis, in 1995 and $379,000, or $.04 per common share on both a primary and fully diluted basis, in 1994. Results from continuing operations for 1996 were adversely impacted by unabsorbed overhead costs during construction at the Company's Canadian facility, as well as by increased selling and marketing expenses in the Company's core business, and were positively affected by AngioDynamics sales growth and improved AngioDynamics manufacturing efficiencies.

     Results from continuing operations for 1995 were positively impacted by increased sales demand in the AngioDynamics segment, coupled with improved gross margins in the Diagnostic segment, partially offset by increased domestic and international selling and administrative expenses in both industry segments.

     Results from continuing operations for 1994 were adversely impacted by the reserve for product recalls of $1,546,000 and severance benefits to terminated employees of $638,000. The reserve for product recalls is included in cost of goods sold and selling and administrative expenses in the consolidated statements of earnings. Results from continuing operations for 1994 were also adversely impacted by reduced manufacturing activity in the Diagnostic segment, partially offset by reduced operating expenses due to cost containment programs instituted in 1993. The reduced level of manufacturing activity resulted from both high opening inventory levels and lower than expected demand for contrast systems products due to uncertainty surrounding the numerous healthcare reform proposals.

     Sales increased 4%, or $3,406,000, in 1996, as compared to 3%, or $2,881,000, in 1995. Sales in 1996 were favorably affected by increased AngioDynamics sales of $3,995,000, increased non-contrast systems sales of $1,148,000 and price increases, which accounted for approximately .5% of sales in 1996. The AngioDynamics sales growth was due to domestic and international market penetration and the introduction of the AngioStent. Sales in 1996 were adversely affected by a decline in the Company's sales of barium contrast systems. Sales in 1995 were favorably affected by increased sales of AngioDynamics products of $2,323,000 and price increases, which accounted for approximately 1% of sales in 1995. Sales in 1995 were adversely affected by a domestic decline in the Company's sales of barium contrast systems.

     Sales in international markets, including direct exports from the U.S., increased 5%, or $1,744,000, in 1996 and 9%, or $2,625,000, in 1995. The 1996
increase was due to increased sales of AngioDynamics products of $1,888,000. The 1995 increase was due to increased sales of contrast systems of $1,582,000, non-contrast systems of $741,000 and AngioDynamics products of $302,000.

     Gross profit expressed as a percentage of sales was 40% in 1996, as compared to 41% in 1995 and 39% in 1994. Gross profit in 1996 was negatively impacted by approximately $2,479,000 of unabsorbed overhead costs during construction at the Company's Canadian facility, and was positively affected by improved AngioDynamics manufacturing efficiencies. Gross profit in 1995 was adversely affected by increased provisions for inventory adjustments, partially offset by sales price increases. The lower gross profit percentage in 1994 was due primarily to the reserve for product recalls of $1,420,000, reduced manufacturing activity in the Diagnostic segment, and severance benefits to terminated employees of $262,000.

     Selling and administrative ("S&A") expenses were $30,134,000 in 1996, $27,767,000 in 1995 and $25,520,000 in 1994. The increase in 1996 versus

1995 of $2,367,000, or 9%, was due primarily to expanded domestic selling and marketing efforts in the Company's core business approximating $1,361,000 and expanded AngioDynamics selling and marketing efforts in both the domestic and international marketplace approximating $1,063,000. Investment in new marketing initiatives and product introductions contributed to the increased selling and marketing expenses in both industry segments. The increase in 1995 versus 1994 of $2,247,000, or 9%, was due primarily to expanded Diagnostic and AngioDynamics S&A efforts in both the domestic and international marketplace of $1,438,000 and $608,000, respectively, and a reversal of product liability claim reserves of $201,000 in 1994.

     Research and development ("R&D") expenditures in 1996 totalled $5,323,000, or 6% of sales, as compared to $6,077,000, or 7% of sales, in 1995 and $6,897,000, or 8% of sales, in 1994. The decline in 1996 versus 1995 of $754,000 was due primarily to reduced spending of $898,000 relating to AngioDynamics' CO2 Angiographic operations and reduced spending of $347,000 relating to the commercialization of H. pylori test-related products, partially offset by increased contrast system spending of $361,000 relating to the development of several new products. The reduced AngioDynamics CO2 Angiographic spending resulted from the overseas commercialization of the CO2JECT system, which delivers carbon dioxide gas as a replacement for more expensive iodinated contrast media in the second quarter of 1996. The decline in 1995 versus 1994 of $820,000 was due primarily to reduced spending of $1,123,000 relating to the commercialization of H. pylori test-related products, and reduced contrast system spending of $504,000, primarily due to staff reductions, partially offset by increased spending of $873,000 relating to AngioDynamics projects. Of the R&D expenditures in 1996, approximately 37% relate to contrast systems, 31% to AngioDynamics projects, 6% to immunological projects, 16% to other projects and 10% to general regulatory costs. R&D expenditures are expected to continue at approximately current levels. In addition to its in-house technical staff, the Company is presently sponsoring various independent R&D projects and is committed to continued expansion of its product lines through R&D.

     Other income, net of other expenses, totalled $983,000 in 1996, $722,000 in 1995 and $328,000 in 1994. The improvement in other income in 1996 versus 1995 was primarily due to increased licensing income of $240,000 and increased interest income of $184,000, partially offset by increased currency exchange losses incurred by foreign subsidiaries of $211,000. The increased interest income of $184,000 resulted from the investment of SDI sale proceeds, partially offset by the income recorded in 1995 of $180,000 as a result of the prepayment of an interest-free loan. The improvement in other income in 1995 versus 1994 was primarily due to the income recorded in 1995 of $180,000 as a result of the prepayment of an interest-free loan. Improvements in currency exchange gains and losses incurred by foreign subsidiaries totalling $132,000 and increased licensing income of $55,000 also contributed to the increase in other income in 1995.

     Note F to the Consolidated Financial Statements included herein details the major elements affecting income taxes for 1996, 1995 and 1994. In 1996, the Company's low effective tax rate of 13% differed from the Federal statutory tax rate of 35% due primarily to earnings of the Puerto Rican subsidiary, which are subject to favorable U.S. tax treatment and tax-exempt interest income. In 1995, the Company's effective tax rate of 31% differed from the Federal statutory tax rate of 34% due primarily to earnings of the Puerto Rican subsidiary, which are subject to favorable U.S. tax treatment, and were partially offset by the fact that the Company did not provide for the tax benefit on losses incurred in certain jurisdictions, since, at that time, it was more likely than not that such benefits would not be realized. In 1994, the Company's high effective tax rate of 75% differed from the Federal statutory tax rate of 34% due primarily to the fact that the Company did not provide for the tax benefit on losses incurred in certain jurisdictions, since, at that time, it was more likely than not that such benefits would not be realized, and were partially offset by earnings of the Puerto Rican subsidiary, which are subject to favorable U.S. tax treatment.

Liquidity and Capital Resources

     During 1996, capital expenditures and increased inventory levels (on continuing operations) were funded primarily by cash reserves. As a result of the sale of SDI in November 1995, the Company increased its cash reserves by approximately $21,000,000. The proceeds from the sale of SDI have currently been invested in debt securities. During 1995, capital expenditures, primarily related to the acquisition of the previously leased Canadian facility, increased inventory levels and repayments of debt were funded primarily by cash provided by operations and cash reserves. During 1994, operating and capital requirements were funded by cash provided by operations. The Company's policy has been to fund capital requirements without incurring significant debt. At June 1, 1996, debt declined to $1,927,000 from $2,343,000 at June 3, 1995 and from a previously reported high of $6,219,000 at February 27, 1993. The Company has available $4,731,000 under two bank lines of credit of which $287,000 was outstanding at June 1, 1996.

     The Company's current policy is to issue stock dividends. During the third quarter of fiscals 1994, 1995 and 1996, the Company issued 3% stock dividends.

     Presently, the Company is continuing to look for both new and complementary lines of business for expansion in order to ensure its continued growth.

     At June 1, 1996, approximately 66% of the Company's assets consist of inventories, debt and equity securities, accounts receivable, and cash and cash equivalents. Inventories (on continuing operations) have increased at a greater rate than sales as a result of broadened product lines. The current ratio is
5.15 to 1, with net working capital of $53,508,000 at June 1, 1996, as compared to the current ratio of 3.39 to 1, with net working capital of $33,254,000 at June 3, 1995. The improvement in both the current ratio and net working capital is a direct result of the cash proceeds received from the sale of SDI.

     Net capital expenditures, primarily for machinery and equipment and facility improvements, were $4,231,000 in 1996, as compared to $4,812,000 in 1995 and $2,175,000 in 1994. Of the 1996 expenditures, approximately $2,223,000 relates to the purchase of machinery and equipment and facility improvements in connection with the Company's manufacturing site relocation. Of the 1995 expenditures, approximately $2,817,000 relates to the purchase of the land and building housing the manufacturing facilities of the Company's Canadian subsidiary. No material increase in the aggregate level of capital expenditures is currently contemplated for 1997.

Quarters ended August 31, 1996 and September 2, 1995

     The Company's quarters ended August 31, 1996 and September 2, 1995 both represent thirteen weeks.

Results of Operations

     Segment Overview

     The Diagnostic products industry segment includes both contrast systems and non-contrast systems. Diagnostic product sales, which decreased 5% in the quarter, accounted for 80% of sales in the current quarter versus 90% in the comparable period of last year. The AngioDynamics products industry segment includes stent products, angiographic and fluid management products, and thrombolytic products used in the interventional medicine marketplace. AngioDynamics product sales, net of intersegment eliminations, increased 105% in the quarter and represented 20% of sales in the current quarter versus 10% in the comparable period of the prior year.

     Diagnostic segment results for both the current quarter and comparative quarter of last year were adversely affected by unabsorbed overhead costs associated with the relocation of a portion of the Company's contrast systems manufacturing operations. These costs resulted during the planned construction at the Company's Canadian manufacturing facility. The effects of the relocation will continue to be felt through the third fiscal quarter of the current year, resulting in lower than normal Canadian gross profits. Diagnostic results for the current quarter were also adversely affected by a decline in sales, coupled with increased selling and marketing expenses in the Company's contrast systems business.

     AngioDynamics segment results for the current quarter were positively affected by sales growth of 105%, resulting from domestic and international market penetration and the introduction of the AngioStentTM. The AngioStent, a device used during coronary procedures as a treatment for atherosclerosis, was introduced in the third quarter of the prior year in certain international markets. AngioDynamics contributed operating profits of $419,000 to E-Z-EM's consolidated operations in the current quarter, an improvement of $868,000 as compared to operating losses of $449,000 in the comparable quarter of the prior year. Approximately $200,000 of this improvement is due to the commercialization, in the second quarter of the prior year, of the Company's

CO2JECTTM system, which delivers carbon dioxide gas as a replacement for more expensive iodinated contrast media.

     Consolidated Results of Operations

     For the quarter ended August 31, 1996, the Company reported net earnings of $513,000, or $.05 per common share on both a primary and fully diluted basis, as compared to net earnings of $569,000, or $.06 per common share on both a primary and fully diluted basis, for the comparable period of last year.

     Earnings from continuing operations for the current quarter were $513,000, or $.05 per common share on both a primary and fully diluted basis, as compared to $740,000, or $.08 per common share on both a primary and fully diluted basis, for the comparable period of last year. Results from continuing operations for both the current quarter and comparative quarter of last year were adversely impacted by unabsorbed overhead costs associated with the relocation of a portion of the Company's contrast systems manufacturing operations. Results from continuing operations for the current quarter were also adversely affected by a decline in sales, coupled with increased selling and marketing expenses, in the Company's contrast systems business, partially offset by AngioDynamics sales growth.

     Net sales for the quarter ended August 31, 1996 increased 6%, or $1,356,000, as compared to the quarter ended September 2, 1995. Net sales in the current quarter were favorably affected by increased AngioDynamics sales of $2,358,000 and price increases, which accounted for nearly 1% of sales in the current quarter. The AngioDynamics sales growth was due to domestic and international market penetration and the introduction of the AngioStent. Net sales in the current quarter were adversely affected by a decline in the Company's sales of contrast systems. Net sales in international markets, including direct exports from the U.S., increased 15%, or $1,149,000, in the current quarter versus the comparable period of last year due to increased sales of AngioDynamics products of $1,816,000, partially offset by decreased sales of non-contrast systems of $379,000 and contrast systems of $288,000.

     Gross profit expressed as a percentage of sales was 42% during both the current quarter and the comparable quarter of the prior year. During the current and prior year quarter, gross profit was negatively impacted by unabsorbed overhead costs approximating $719,000 and $670,000, respectively. Such costs were associated with the relocation of a portion of the Company's contrast systems manufacturing operations.

     Selling and administrative ("S&A") expenses were $7,835,000 during the quarter ended August 31, 1996 versus $6,990,000 during the quarter ended September 2, 1995. This increase of $845,000, or 12%, in the current quarter was principally due to increased selling and marketing expenses in the Company's contrast systems business of $384,000 and increased AngioDynamics S&A expenses of $303,000. Investment in new product introductions and marketing initiatives contributed to the increased selling and marketing expenses in both industry segments. The Company realized a gain on the sale of a facility of $143,000 during the quarter ended September 2, 1995 which also affected the quarter-to-quarter comparison.

     Research and development ("R&D") expenditures increased 16% in the current quarter to $1,523,000, or 7% of sales, from $1,317,000, or 6% of sales, in the comparable quarter of the prior year due to increased contrast systems spending. Of the R&D expenditures in the current quarter, approximately 39% relate to contrast systems, 36% to AngioDynamics projects, 4% to immunological projects, 12% to other projects and 9% to general regulatory costs. R&D expenditures are expected to continue at approximately current levels.

     Other income, net of expenses, increased $156,000 in the current quarter versus the comparable period of last year due primarily to increased interest income of $154,000, resulting from the investment of proceeds arising from the sale of Surgical Dynamics in the second quarter of the prior year.

     The Company's effective tax rate of 28% during the quarter ended August 31, 1996 differed from the Federal statutory tax rate of 34% due primarily to earnings of the Puerto Rican subsidiary, which are subject to favorable U.S. tax treatment, tax-exempt interest income, and the utilization of net operating loss carryforwards in a certain jurisdiction. For the quarter ended September 2, 1995, the Company's effective tax rate of 15% differed from the Federal statutory tax rate of 35% due primarily to earnings of the Puerto Rican subsidiary, which are subject to favorable U.S. tax treatment.

Liquidity and Capital Resources

     During the quarter ended August 31, 1996, increased inventory levels and capital expenditures were funded primarily by cash reserves. In the past, the Company's policy has been to fund capital requirements without incurring significant debt. At August 31, 1996, debt was $2,289,000 as compared to $1,927,000 at June 1, 1996. The Company has available $4,731,000 under two bank lines of credit of which $948,000 was outstanding at August 31, 1996.

     The Company's current policy is to issue stock dividends. During the third quarter of fiscals 1994, 1995 and 1996, the Company issued 3% stock dividends.

     Presently, the Company is continuing to look for both new and complementary lines of business for expansion in order to ensure its continued growth.

     At August 31, 1996, approximately 67% of the Company's assets consist of inventories, debt and equity securities, accounts receivable, and cash and cash equivalents. Inventories have increased at a greater rate than sales as a result of broadened product lines, and safety stock during the relocation of a portion of the Company's contrast systems manufacturing operations. The current ratio is
5.05 to 1, with net working capital of $54,172,000 at August 31, 1996, as compared to the current ratio of 5.15 to 1, with net working capital of $53,508,000 at June 1, 1996.

     AngioDynamics has reached an agreement in principle to purchase the assets of Leocor, Inc. ("Leocor"), and certain assets directly from a principal shareholder of Leocor, for aggregate consideration approximating $7,000,000. Leocor is a Texas corporation, based in Houston, Texas, which develops and manufactures angioplasty catheters. Leocor's total assets were approximately $1,200,000 at September 30, 1996. Leocor's net sales approximated $700,000 and $900,000 and its losses from operations approximated $700,000 and $200,000 for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

     The purchase of Leocor is a strategic acquisition for the AngioDynamics business segment. Angioplasty catheters are used as a delivery system for the AngioStent and the acquisition enables AngioDynamics to vertically integrate its stent manufacturing capability, as well as to compete in the worldwide angioplasty market.

     This Proxy Statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the
"Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the ability of the Company to develop its products, as well as general market conditions, competition and pricing. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Proxy Statement will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

Re-Capitalization of AngioDynamics

     It is intended that AngioDynamics will be re-capitalized with two classes of stock, Class A common stock (the "Class A Stock") and Class B common stock (the "Class B Stock"). The Class A Stock and Class B Stock are identical in all material respects except that (i) shares of the Class B Stock entitle the holders thereof to three votes per share on all matters and shares of the Class A Stock entitle the holders thereof to one vote per share on all matters, and
(ii) the shares of Class B Stock are subject to certain restrictions on transfer. The shares of Class B Stock are not transferable except in certain very limited instances to family members, trusts, other holders of Class B Stock, charitable organizations and entities controlled by such persons (collectively, "Permitted Transferees"). These restrictions on transfer may be removed by the Board of Directors if the Board determines that the restrictions may have a material adverse effect on the liquidity, marketability or market value of the outstanding shares of Class A Stock.

     The Class B Stock is fully convertible at any time into shares of Class A Stock on a share-for-share basis and will automatically be converted into shares of Class A Stock upon any purported transfer to a person who is not a Permitted Tranferee. Once a share of Class B Stock has been converted into a share of Class A Stock, such share of Class A Stock cannot thereafter be re-converted into a share of Class B Stock. Because the Class B Stock will at all times be convertible into Class A Stock on a share-for-share basis, holders of Class B Stock will be able to sell the equity interest represented by their Class B Stock to persons who are not Permitted Transferees by converting such shares into Class A Stock.

     No cash dividend may be declared or paid on the Class B Stock unless an equal or greater dividend is simultaneously declared or paid on the Class A Stock. Otherwise, the Class A Stock and the Class B Stock rank equally and have equal rights per share with respect to all dividends and distributions, including distributions upon liquidation of AngioDynamics and consideration to be received upon a merger or consolidation of AngioDynamics or a sale of all or substantially all of AngioDynamics' assets. The Class A Stock will be sold in the Public Offering and, in most cases, will also be the class of stock issued upon the exercise of options pursuant to the stock option plan to be established prior to the Public Offering for the employees, officers and directors of AngioDynamics (the "Option Plan"). The Class B Stock will be issued to the Company and will be held by the Company until the Spin-Off is effected, at which time the Class B Stock will be distributed to the Company's shareholders as of a record date that will be established by the Company's Board of Directors (the "Spin-Off Record Date"). In some cases, Class B Stock may be issued pursuant to the Option Plan. It is intended that the Class A Stock will be quoted on NASDAQ or listed on a national securities exchange. It is not intended that there will be a trading market for the Class B Stock.

     The two class capitalization structure has been selected for two primary reasons. First, in order to effect the Spin-Off in a tax-free transaction, it is necessary that the Company maintain at least 80% of the voting power of AngioDynamics. Having two classes of stock will enable AngioDynamics to sell more than 20% of its equity in the Public Offering, while permitting the Company to retain greater than 80% of the voting power of AngioDynamics, and therefore retain the Company's ability to effect the Spin-Off on a tax-free basis. This flexibility will also allow AngioDynamics to issue additional Class A Stock prior to the Spin-Off (i) pursuant to the Option Plan and (ii) in connection with a subsequent offering to raise additional capital, an acquisition or another transaction requiring the issuance of stock, without reducing the Company's voting power below 80%. Second, the two class capitalization structure will make AngioDynamics less susceptible to a take-over, thereby allowing management to protect its commitment to growth by focusing on maximizing long-term shareholder value.

     The two class capitalization structure will concentrate AngioDynamics' voting power in the current shareholders of the Company, particularly in the Company's current two largest shareholders, Howard S. Stern and Betty S. Meyers, each of whom will hold greater than 5% of the voting power of AngioDynamics after the Spin-Off. Based upon their current holdings of the Company's stock, assuming that stock representing twenty percent (20%) of the voting power of AngioDynamics is sold in the Public Offering, after the Spin-Off, Mr. Stern and Mrs. Meyers will control 21.9% and 18.7%, respectively of the voting power of AngioDynamics on a non-diluted basis. It is likely that the voting power of Mr. Stern and Mrs. Meyers will increase over time, assuming that they will hold their Class B Stock and that other Class B Stock will convert to Class A Stock as it is traded by the Company's other shareholders. For example, assuming that one-half of the Class B Stock not held by Mr. Stern or Mrs. Meyers will trade and convert into Class A Stock, the voting power of Mr. Stern and Mrs. Meyers will be 26.5% and 22.3%, respectively, on a non-diluted basis. This concentration of voting power will make AngioDynamics a less attractive target to a potential acquiror in a non-negotiated transaction.

Manner of Effecting the Reorganization

     The Transfer. The first step of the Reorganization, the transfer of the AngioDynamics Business to AngioDynamics, took place effective June 1, 1996, by the Company assigning to AngioDynamics all of the assets and liabilities attributable principally to the AngioDynamics Business. These assets included cash, intangible assets, such as intellectual property and contracts, as well as tangible property, such as inventory, equipment and real property. Also effective June 1, 1996, AngioDynamics assumed the liabilities of the Company attributable to the AngioDynamics Business (including contingent and unknown
liabilities).   The  value  of  the  assets   transferred   by  the  Company  to
AngioDynamics is $12,945,000 and the value of the liabilities assumed by AngioDynamics (other than contingent and unknown liabilities) is $1,141,000.

     The Public Offering. The second step of the Reorganization, the Public Offering, will be accomplished by AngioDynamics engaging one or more underwriters to offer shares of AngioDynamics to the public in an offering registered with Securities and Exchange Commission (the "Commission"). The Public Offering will be made only by means of a prospectus. It has not yet been determined how many shares of AngioDynamics will be offered in the Public Offering, but in order to permit the Company to effect the Spin-Off on a tax-free basis, the Company must own shares of AngioDynamics representing at least eighty percent (80%) of the voting power of AngioDynamics immediately prior to the Spin-Off. Because of AngioDynamics' capitalization structure, as described above, it will be possible for AngioDynamics to sell greater than twenty percent (20%) of its equity, without selling greater than twenty percent (20%) of the voting power. The price for the shares in the Public Offering will depend on the valuation of AngioDynamics at the time of the Public Offering.

     The Spin-Off. The third step of the Reorganization, the Spin-Off of the Class B Stock of AngioDynamics initially retained by the Company to the shareholders of the Company, will be accomplished by distributing such

Class B Stock to the Company's shareholders as of the Spin-Off Record Date. The Company intends to effect the Spin-Off as soon as possible after receiving the PLR. If the PLR cannot be obtained, the Company does not intend to effect the Spin-Off, in which case AngioDynamics would remain a majority held subsidiary of the Company.

     No holder of the Company's shares will be required to pay any cash or other consideration for the shares of AngioDynamics to be received in the Spin-Off or to surrender or exchange shares of the Company in order to receive the shares of AngioDynamics. No certificates or scrip representing fractional shares of AngioDynamics stock will be issued to the Company's shareholders as part of the Spin-Off. The Company will transfer in the name of its shareholders all of the Class B shares of AngioDynamics that it owns to a distribution agent (the "Distribution Agent"), who will as soon as practicable thereafter distribute such shares to the Company's shareholders in proportion to their holdings of the Company's Common Stock issued and outstanding on the Spin-Off Record Date. Fractional shares which would have been distributed by the Distribution Agent will be aggregated into whole shares by the Distribution Agent and sold in the open market at then prevailing prices on behalf of the Company's shareholders who would otherwise have received such fractional share interests, and such persons will receive instead a cash payment from the Distribution Agent in the amount of their pro-rata share of the total sales proceeds received with respect to the aggregate fractional shares.

     Class B Stock of AngioDynamics distributed in the Spin-Off will be freely tradable, except for shares received by persons who may be deemed to be affiliates of AngioDynamics under the Securities Act of 1933, as amended (the "Securities Act"). Persons who may be deemed to be affiliates of AngioDynamics after the Spin-Off generally include individuals or entities that control, are controlled by or are under common control with, AngioDynamics, including the directors of AngioDynamics, as well as principal shareholders of AngioDynamics. Persons who are affiliates of AngioDynamics will be permitted to sell their AngioDynamics shares only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemption offered by Rule 144 promulgated under the Securities Act. Shares of AngioDynamics Class B Stock distributed in the Spin-Off will automatically convert into Class A shares upon the transfer of such shares subsequent to the Spin-Off, except for transfers to Permitted Transferees. There will not be a trading market for the Class B Stock.

No Appraisal Rights

     Shareholders who are opposed to the Reorganization and vote against Proposal IV will have no appraisal or similar rights if the Reorganization is approved and consummated, in whole or in part.

Abandonment of the Public Offering

     It is the current intent of the Company's Board of Directors that, subject to the receipt of the PLR, the entire Reorganization take place, but the Board of Directors reserves the right, in its sole discretion, not to proceed with the Public Offering, even if it is approved by the Company's shareholders. Among other reasons, a decision not to proceed with the Public Offering might be made if market conditions at the time of the proposed Public Offering are not favorable. If the Public Offering does not occur, AngioDynamics would continue as a wholly-owned subsidiary of the Company.

Federal Income Tax Consequences of the Reorganization

     The Spin-Off will be consummated by the Company as soon as possible after it obtains the PLR. It is expected that if received, the PLR would provide, among other things, that:

1. No gain or loss will be recognized by the Company on the Transfer, pursuant to ss.ss. 361(a) and 357(a) of the Code.

2. No gain or loss will be recognized by AngioDynamics upon its receipt of the assets of the AngioDynamics Business in exchange for stock, pursuant to ss.1032 of the Code.

3. AngioDynamics' basis in the assets it received in the Transfer will equal the basis of such assets in the hands of the Company immediately prior to the Transfer, pursuant to ss.362 of the Code.

4. AngioDynamics' holding period for the assets it received in the Transfer includes the period during which the Company held such assets, pursuant to ss.1223(2) of the Code.

5. No gain or loss will be recognized by the Company upon the distribution to its shareholders of the Class B Stock, pursuant to ss.361(c) of the Code.

6. No gain or loss will be recognized by the shareholders of the Company upon their receipt of Class B Stock in the Spin-Off, pursuant to ss.355(a)(1) of the Code.

7. Each shareholder's tax basis in the Company's stock held before the Spin-Off will be allocated between the Company stock and the Class B Stock held by the shareholder after the transaction in proportion to their relative fair market values, as provided by ss.1.358-2 of the Income Tax Regulations.

8. The holding period of the Class B Stock received by shareholders of the Company will include the period during which the shareholders of the Company held Company stock with respect to which the distribution was made, provided that the Company stock is a capital asset in the hands of the respective shareholders of the Company on the date of the distribution, pursuant to ss.1223(1) of the Code.

9. A proper allocation of the earnings and profits between the Company and AngioDynamics will be made, pursuant to ss.312(h) of the Code.

Future Management of AngioDynamics

     AngioDynamics continues to be operated substantially in the manner in which the Division was operated by the Company in the past and with substantially the same operating management. The Board of Directors of AngioDynamics is composed of Howard Stern, the Chairman of the Board and a Director of the Company, Donald Meyer and Paul Echenberg, each a Director of the Company, and Eamonn Hobbs, a Vice President of the Company and the President and Chief Executive Officer of AngioDynamics.

     The following sets forth certain information with respect to the executive officers and key employees of the Company:


Name                          Age              Position
----                          ---              --------
Eamonn Hobbs                  43               President, Chief Executive Officer and
                                               Director
Dennis Curtin                 49               Vice President - Chief Financial Officer
Harold Mapes                  36               Secretary/Vice-President - Operations
Robert Rossell                41               Vice President - Sales and Marketing
William Appling               33               Vice President - Product Development
Joseph Gerardi                34               Vice President - Controller
Andrew Jones                  43               Managing Director - Ireland


     Eamonn Hobbs has been the President and Chief Executive Officer of AngioDynamics since June 1996. From June 1991 until June 1996, Mr. Hobbs was a Vice President of the Company with operational responsibility for the Division. He has been an employee of the Company since 1988. From 1986 until 1988, Mr. Hobbs was Director of Marketing for the North American Instrument Corporation (NAMIC) in Glen Falls. Mr. Hobbs is a Bio-Medical Engineer with over 20 years experience in the interventional cardiology, interventional radiology and gastroenterology industries. Mr. Hobbs started his career at Cook, Inc. of Bloomington, Indiana, a leading company in interventional radiology and an important player in the interventional cardiology and gastroenterology marketplaces. In 1982, Mr. Hobbs founded Hobbs Medical, Inc., a venture capital backed start-up company focused on disposables for GI endoscopists. Hobbs Medical, Inc. still retains significant market share in certain GI endoscopic accessories. Mr. Hobbs' background is very broad-based in that he has experience in sales, marketing, product development, and general management.

     Dennis Curtin has been Chief Financial Officer of AngioDynamics since November 1996. He has been Vice President - Chief Financial Officer of the Company since August 1995 and will continue to serve in that position. From 1985 to 1995, Mr. Curtin served as the Company's Vice President - Finance. He has been employed by the Company since 1983. Mr. Curtin brings to Angiodynamics over 25 years of financial experience and general management experience in the medical device, consumer product and packaging industries.

     Harold Mapes has been Secretary and Vice President - Operations of AngioDynamics since June 1996. Previously, Mr. Mapes was Director of

Operations for the Division. Before joining the Division in 1992, Mr. Mapes was a Senior Product Development/Manufacturing Engineer at Mallinckrodt Medical, Inc. Mr. Mapes brings to AngioDynamics over 10 years experience in the medical device industry, developing and manufacturing products for interventional radiologists and cardiologist.

     Robert Rossell was appointed Vice President - Sales and Marketing in October 1996. Prior to his appointment, Mr. Russell was Business Manager for CO2 and Stents. Before joining the Division in 1990, Mr. Russell was the Marketing Manager at the North American Instrument Corporation (NAMIC) in Glens Falls. Prior to his employment at NAMIC, Mr. Russell held various sales positions with leading healthcare companies, including Johnson & Johnson Company and American Hospital Supply Corporation. Mr. Russell has over 15 years experience in the medical device industry in sales and marketing positions.

     William Appling was appointed Vice President - Product Development in October 1996. Prior to his appointment, Mr. Appling was Director of Product Development. Before joining the Division in 1988, Mr. Appling was a Product Development Engineer with the North American Instrument Corporation (NAMIC) in Glen Falls. Prior to his employment at NAMIC, Mr. Appling was a Product Development Engineer with the Edwards Division of American Hospital Supply Corporation. Mr. Appling provides overall direction for the product development group, together with maintaining a focus on the development of new and unique diagnostic and therapeutic products.

     Joseph Gerardi was appointed Vice President - Controller in October 1996. From 1992 to 1996, Mr. Gerardi was the Plant Controller. From 1987 to 1992, Mr. Gerardi was the Controller of Mallinckrodt Medical, Inc.'s anaesthesiology plant, located in Argyle, New York. Before joining Mallinckrodt Medical, Inc., Mr. Gerardi was employed by FACTRON/Schlumberger for over 5 years as Manager of Consolidations and as a Cost Accountant.

     Andrew Jones joined AngioDynamics Ltd., AngioDynamics' wholly-owned Irish subsidiary, as Managing Director in October 1996. Prior to this, Mr. Jones was Managing Director of Summit Technology Ireland B.V. from its inception in 1991, and before that he was Deputy Managing Director of Technicon Ireland Ltd. Mr. Jones has 23 years experience in the aerospace and medical device industries, 11 of these at senior management levels in engineering, operations and general management roles.

Relationship Between the Company and AngioDynamics

Financial

     The Public Offering will raise capital needed by AngioDynamics to fund the operation, development and expansion of the AngioDynamics Business. During the time that the Company operated the AngioDynamics Business through the Division, the AngioDynamics Business had the benefit of access to the Company's credit through the extension of intracompany loans. In order to finance AngioDynamics prior to the Public Offering, AngioDynamics entered into a loan agreement with Fleet Bank ("Fleet") providing for a revolving line of credit in the amount of Five Million Dollars ($5,000,000) (the "Fleet Agreement"). The Company has guaranteed the obligations of AngioDynamics pursuant to the Fleet Agreement. It is expected that the Fleet Agreement will be sufficient to provide for AngioDynamics' ordinary course financial requirements through the Public Offering, as well as to finance part of a new facility that AngioDynamics is building in Ireland and that all funds borrowed under the Fleet Agreement will be repaid out of the proceeds of the Public Offering. If the Public Offering does not occur, funds borrowed under the Fleet Agreement will be repaid in accordance with the terms of the Fleet Agreement. In addition to the line of credit available pursuant to the Fleet Agreement, AngioDynamics needs to borrow additional funds to partially finance the new Irish facility and to finance its acquisition of the assets of Leocor, Inc. AngioDynamics is seeking financing for these purposes, which may require the guarantee of the Company. These additional funds will also be repaid out of the proceeds of the Public Offering, if it occurs, and otherwise will be repaid pursuant to a repayment schedule to be agreed upon by the lender of such funds and AngioDynamics. Following the Public Offering, the Company does not intend to extend any additional credit to or on behalf of AngioDynamics, through either direct loans or the providing of a guaranty.

Stock Ownership

     Until the Public Offering, AngioDynamics will continue to be a wholly-owned subsidiary of the Company. Following the Public Offering, but prior to the Spin-Off, the Company will remain the majority owner of AngioDynamics, controlling in excess of 80% of the voting power of AngioDynamics. Following the Spin-Off, the Company will have no ownership interest in AngioDynamics.

Tax Matters

     The Company, AngioDynamics and other companies within the Company's consolidated group (AngioDynamics and each such other company is referred to as a "Member") have entered into a tax-sharing agreement with respect to federal income taxes, which agreement will continue as to each Member until such time as such Member is deconsolidated for tax purposes, which in general, will occur when the Company owns less than 80% of such Member on a fully diluted basis. The Company and the Members do not intend to file state or local tax returns on a consolidated or combined basis. Pursuant to the tax-sharing agreement, the Company and each Member will pay its appropriate share of taxes actually due and payable, and also will make payments among themselves such that, with respect to any period, the amount of federal income taxes to be paid by any Member, subject to certain adjustments, generally will be determined as though such Member were to file separate federal income tax returns (including, except as provided below, any amounts determined to be due as a result of a redetermination of the tax liability of the Company arising from an audit or otherwise). Each Member will be reimbursed, however, for federal income tax attributes that it generates, such as net operating losses, if and when they are used on a consolidated basis.

     In determining the amount of tax-sharing payments under the tax- sharing agreement, the Company will prepare for each Member pro forma returns with respect to federal income taxes that reflect the same positions and elections used by the Company in preparing the returns for the Company's consolidated group. During the periods covered by the tax-sharing agreement, the Company will continue to have all the rights of a parent of a consolidated group, will be the sole and exclusive agent for each Member in any and all matters relating to the federal income tax liabilities of each Member, will have sole and exclusive responsibility for the preparation and filing of consolidated federal (and if filed on such basis, consolidated or combined state) income tax returns (or amended returns), and will have the power to contest or compromise any asserted federal income tax adjustments or deficiency and to file, litigate or compromise any claim for refund on behalf of any Member. In addition, the Company has agreed to undertake to provide the aforementioned services with respect to each Member's separate state and local returns and its foreign returns. Under the tax-sharing agreement, each Member will reimburse the Company for all direct and indirect costs and expenses incurred with respect to its share of the overall costs and expenses incurred by the Company with respect to tax related services.

     Each member of a consolidated group for federal income tax purposes is jointly and severally liable for the federal income tax liability of each other member of the consolidated group. For benefit plan purposes, AngioDynamics will be part of the Company's controlled group, which includes the Company and its other subsidiaries. Under the Employment Retirement Income Security Act of 1974, as amended and federal income tax law, each member of the controlled group is jointly and severally liable for funding and termination liabilities of tax qualified defined benefit retirement plans as well as certain plan taxes. Accordingly, any company in the Company's consolidated or controlled group could be liable under such provisions in the event any such liability or tax is incurred, and not discharged, by any other member of the Company's consolidated or controlled group.

Insurance Matters

     AngioDynamics' liability insurance is included in the Company's liability policy. This will continue until the Company determines such coverage for AngioDynamics is no longer reasonably available, or until such time as AngioDynamics is no longer able to be covered under the Company's policy, or until AngioDynamics obtains its own insurance coverage. Because the design, development, manufacture and marketing of implantable medical devices entails an inherent risk of product liability claims and product recalls, the cost of liability insurance for the Company may be greater than if AngioDynamics were not included in the same liability policy. AngioDynamics will pay the Company for its allocated share of such insurance as allocated by the insurance carrier, or if no such allocation is made by the insurance carrier, as reasonably determined by the Company based upon the relative total revenues of the Company and AngioDynamics and such other factors as the Company deems appropriate.

Employee Matters

     Most employees of the Division have become employees of AngioDynamics (the "Transferred Employees") and as of June 1, 1996, AngioDynamics assumed all liabilities of the Company with respect to the Transferred Employees other than liabilities with respect to the Company's stock option plan. There may be a limited number of employees who perform services for both AngioDynamics and the Company's other businesses who will be shared by the Company and AngioDynamics.

     It is currently intended that the Transferred Employees (as well as the Directors of AngioDynamics) will remain participants in the Company's existing 1983 Stock Option Plan (and the 1984 Directors and Consultants Stock Option
Plan) with respect to stock options granted before the date of the Transfer, and will be able to participate in the Option Plan.

Shared Services

     Although the AngioDynamics Business has been operated to a large degree independently of the Company's other businesses, the Company and AngioDynamics have entered into a Services Agreement pursuant to which the Company provides certain services to AngioDynamics. These services include, among others, engineering, tax, legal and regulatory, treasury and financial, corporate and senior management services. The services will be charged to AngioDynamics for fees based on the costs incurred by the Company for providing such services, the number of hours required, the hourly cost of the person or persons providing the services and the costs of materials, overhead (including employee benefits) and capital consumed in providing the services. The Company will also be reimbursed for travel expenses and for the costs of outside professional services incurred by the Company for the benefit of AngioDynamics, including accounting, legal and marketing services. The services will be provided for an indefinite period of time and will be phased out as and when no longer needed by AngioDynamics. In addition, the Company may discontinue providing a service if to continue to provide the service would unreasonably interfere with the Company's business and operations.

Manufacturing Agreement

     The Company and AngioDynamics have entered into a manufacturing agreement pursuant to which the Company manufactures certain products for AngioDynamics and AngioDynamics manufactures certain products for the Company. In each case, the fees charged by the manufacturer are determined on an arm's-length basis.

     The approval of the proposal to effect the Public Offering requires the affirmative vote of a majority of the votes cast by all Stockholders represented and entitled to vote thereon. Therefore, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF THE PUBLIC OFFERING.

                                  ANNUAL REPORT

     All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1996 Annual Report for the 1996 Fiscal Year.

     ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE 1996 FISCAL YEAR (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO STOCKHOLDER INFORMATION, E-Z-EM, INC., 717 MAIN STREET, WESTBURY, NEW YORK 11590-5021.

                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than May 1, 1997.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.


                                                   W. PHILIP VAN KIRK
                                                   Secretary
January ____, 1997

                         INDEX TO FINANCIAL STATEMENTS

  Annual Financial Statements of the Company

  Report of Independent Certified Public Accountants

  Consolidated Balance Sheets as at June 1, 1996 and June 3, 1995

  Consolidated Statements Earnings for the fiscal years ended
   June 1, 1996, June 3, 1995 and May 28, 1994

  Consolidated Statements of Stockholders' Equity for the fiscal years ended June 1, 1996, June 3, 1995 and May 28, 1994

  Consolidated Statements of Cash Flows for the fiscal years ended June 1, 1996, June 3, 1995 and May 28, 1994

  Notes to Consolidated Financial Statements

Quarterly Financial Statements of the Company

  Consolidated Balance Sheets as at August 31, 1996, and June 1, 1996

  Consolidated Statements of Earnings for the fiscal quarters ended August 31, 1996 and September 2, 1995

  Consolidated Statement of Stockholders' Equity for the fiscal quarter ended August 31, 1996

  Consolidated Statements of Cash Flows for the fiscal quarters ended August 31, 1996 and September 2, 1995

  Notes to Consolidated Financial Statements

Financial Statements of AngioDynamics, Inc.

  Report of Independent Certified Public Accountants

  Balance Sheets as at June 3, 1995, June 1, 1996 and August 31, 1996

  Statements of Operations for the fiscal years ended May 28, 1994, June 3, 1995 and June 1, 1996 and the fiscal quarters ended September 2, 1995 and August 31, 1996

  Statement of Stockholders' Equity for the fiscal years ended May 28, 1994, June 3, 1995 and June 1, 1996 and the fiscal quarter ended August 31, 1996

  Statements of Cash Flows for the fiscal years ended May 28, 1994, June 3, 1995 and June 1, 1996 and the fiscal quarters ended September 2, 1995 and August 31, 1996

  Notes to Financial Statements

           REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
  E-Z-EM, Inc.

We have audited the accompanying consolidated balance sheets of E-Z-EM, Inc. and Subsidiaries as of June 1, 1996 and June 3, 1995, and the related consolidated statements of earnings, stockholders' equity and cash flows for the fifty-two weeks ended June 1, 1996, the fifty-three weeks ended June 3, 1995 and the fifty-two weeks ended May 28, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of a certain subsidiary, which statements reflect total assets constituting approximately 16% in 1996 and 20% in 1995 and net sales constituting approximately 12% in 1996, 13% in 1995 and 15% in 1994 of the related consolidated totals. We also did not audit the financial statements of a certain subsidiary for the fifty-two weeks ended May 28, 1994, for which the results of operations have been classified as a discontinued operation for all periods presented.
Those statements were audited by other auditors, whose reports thereon have been furnished to us, and our opinion, insofar as it relates to the amounts included for these subsidiaries, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of E-Z-EM, Inc. and Subsidiaries as of June 1, 1996 and June 3, 1995, and the consolidated results of their operations and their consolidated cash flows for the fifty-two weeks ended June 1, 1996, the fifty-three weeks ended June 3, 1995 and the fifty-two weeks ended May 28, 1994, in conformity with generally accepted accounting principles.



GRANT THORNTON LLP
Certified Public Accountants


Melville, New York
August 8, 1996

                     E-Z-EM, Inc. and Subsidiaries

                      CONSOLIDATED BALANCE SHEETS
                             (in thousands)


                                                  June 1,      June 3,
          ASSETS                                   1996         1995
                                                   ----         ----

CURRENT ASSETS
  Cash and cash equivalents                      $ 3,363      $ 3,962
  Debt and equity securities                      20,247          485
  Accounts receivable, principally
    trade, net of allowance for
    doubtful accounts of $527 in
    1996 and $465 in 1995                         16,152       17,354
  Inventories                                     23,708       22,752
  Other current assets                             2,936        2,602
                                                 -------      -------

      Total current assets                        66,406       47,155

PROPERTY, PLANT AND EQUIPMENT - AT COST,
  less accumulated depreciation and
  amortization                                    21,823       20,864

COST IN EXCESS OF FAIR VALUE OF NET
  ASSETS ACQUIRED, less accumulated
  amortization of $411 in 1996 and
  $354 in 1995                                       558          633

INTANGIBLE ASSETS, less accumulated
  amortization of $345 in 1996 and
  $492 in 1995                                       767          463

DEBT AND EQUITY SECURITIES                         3,647        4,352

OTHER ASSETS                                       2,836        2,628
                                                 -------      -------

                                                 $96,037      $76,095
                                                 =======      =======



The accompanying notes are an integral part of these statements.

                     E-Z-EM, Inc. and Subsidiaries

                      CONSOLIDATED BALANCE SHEETS
            (in thousands, except share and per share data)


                                                  June 1,      June 3,
   LIABILITIES AND STOCKHOLDERS' EQUITY            1996         1995
                                                   ----         ----

CURRENT LIABILITIES
  Notes payable                                  $   979      $ 1,021
  Current maturities of long-term debt               268          208
  Accounts payable                                 5,095        6,713
  Accrued liabilities                              6,218        5,559
  Accrued income taxes                               338          400
                                                 -------      -------

      Total current liabilities                   12,898       13,901

LONG-TERM DEBT, less current maturities              680        1,114

OTHER NONCURRENT LIABILITIES                       1,856        1,805

MINORITY INTEREST IN SUBSIDIARY                                 1,385

COMMITMENTS AND CONTINGENCIES
                                                 -------      -------

      Total liabilities                           15,434       18,205
                                                 -------      -------

STOCKHOLDERS' EQUITY
  Preferred stock, par value $.10 per share -
    authorized, 1,000,000 shares; issued, none        -            -
  Common stock
    Class A (voting), par value $.10 per
      share - authorized, 6,000,000 shares;
      issued and outstanding, 4,035,346 shares
      in 1996 and 4,032,532 shares in 1995           403          403
    Class B (nonvoting), par value $.10 per
      share - authorized, 10,000,000 shares;
      issued and outstanding, 5,199,615
      shares in 1996 and 4,785,462 shares
      in 1995                                        520          479
  Additional paid-in capital                      15,165       11,570
  Retained earnings                               63,347       44,953
  Unrealized holding gain on debt and equity
    securities                                     2,360        1,786
  Cumulative translation adjustments              (1,192)      (1,301)
                                                 -------      -------

      Total stockholders' equity                  80,603       57,890
                                                 -------      -------

                                                 $96,037      $76,095
                                                 =======      =======

The accompanying notes are an integral part of these statements.

                       E-Z-EM, Inc. and Subsidiaries

                    CONSOLIDATED STATEMENTS OF EARNINGS
                   (in thousands, except per share data)

                                       Fifty-two  Fifty-three  Fifty-two
                                      weeks ended weeks ended weeks ended
                                        June 1,     June 3,     May 28,
                                         1996        1995*       1994*
                                       -------     -------     -------

Net sales                              $91,932     $88,526     $85,645

Cost of goods sold                      55,518      51,845      52,028
                                       -------     -------     -------

      Gross profit                      36,414      36,681      33,617
                                       -------     -------     -------

Operating expenses
  Selling and administrative            30,134      27,767      25,520
  Research and development               5,323       6,077       6,897
                                       -------     -------     -------

    Total operating expenses            35,457      33,844      32,417
                                       -------     -------     -------

      Operating profit                     957       2,837       1,200

Other income (expense)
  Interest income                          735         551         429
  Interest expense                        (264)       (286)       (386)
  Other, net                               512         457         285
                                       -------     -------     -------

      Earnings from continuing
        operations before income taxes   1,940       3,559       1,528

Income tax provision                       243       1,086       1,149
                                       -------     -------     -------

      Earnings from continuing
        operations                       1,697       2,473         379

Discontinued operation:
  Losses from operations, net of
    income tax provision (benefit)
    of $10, $142 and $(261) in 1996,
    1995 and 1994, respectively           (209)       (843)       (102)
  Gain on sale, net of income tax
    provision of $6,019                 19,520
                                       -------     -------     -------

      NET EARNINGS                     $21,008     $ 1,630     $   277
                                       =======     =======     =======
Primary earnings per common share
  Continuing operations                $   .17     $   .27     $   .04
  Discontinued operation                  1.99        (.09)       (.01)
  Total operations                        2.16         .18         .03
Fully diluted earnings per common share
  Continuing operations                $   .17     $   .27     $   .04
  Discontinued operation                  1.97        (.09)       (.01)
  Total operations                        2.14         .18         .03

* Reclassified to reflect the discontinued operation.

The accompanying notes are an integral part of these statements.

                          E-Z-EM, Inc. and Subsidiaries

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

           Fifty-two weeks ended June 1, 1996, fifty-three weeks ended
               June 3, 1995 and fifty-two weeks ended May 28, 1994
                        (in thousands, except share data)

                                                                                           Unrealized
                                   Class A            Class B                             holding gain
                                 common stock       common stock    Additional              on debt     Cumulative
                                 ------------       ------------     paid-in    Retained   and equity   translation
                                Shares   Amount    Shares   Amount   capital    earnings   securities   adjustments   Total
                                ------   ------    ------   ------   -------    --------   ----------   -----------   -----

Balance at May 29, 1993       4,032,533   $403   4,275,175   $428    $ 9,248    $45,399      $  -       $  (477)     $55,001

Issuance of stock                    (1)             4,479                22                                              22
3% common stock dividend                           249,026     25      1,235     (1,262)                                  (2)
Net earnings                                                                        277                                  277
Foreign currency translation
  adjustments                                                                                            (1,029)      (1,029)
                              ---------   ----   ---------   ----    -------    -------      ------     -------      -------

Balance at May 28, 1994       4,032,532    403   4,528,680    453     10,505     44,414         -        (1,506)      54,269

Unrealized holding gain on
  debt and equity securities
  at May 29, 1994                                                                             3,531                    3,531
Issuance of stock                                      270                 1                                               1
3% common stock dividend                           256,512     26      1,064     (1,091)                                  (1)
Net earnings                                                                      1,630                                1,630
Unrealized holding loss on
  debt and equity securities                                                                 (1,745)                  (1,745)
Foreign currency translation
  adjustments                                                                                               205          205
                              ---------   ----   ---------   ----    -------    -------      ------     -------      -------

Balance at June 3, 1995       4,032,532    403   4,785,462    479     11,570     44,953       1,786      (1,301)      57,890

Exercise of stock options         2,813            145,369     14      1,005                                           1,019
Issuance of stock                     1                933                 5                                               5
3% common stock dividend                           267,851     27      2,585     (2,614)                                  (2)
Net earnings                                                                     21,008                               21,008
Unrealized holding gain on
  debt and equity securities                                                                    574                      574
Foreign currency translation
  adjustments                                                                                               109          109
                              ---------   ----   ---------   ----    -------    -------      ------     -------      -------

Balance at June 1, 1996       4,035,346   $403   5,199,615   $520    $15,165    $63,347      $2,360     $(1,192)     $80,603
                              =========   ====   =========   ====    =======    =======      ======     =======      =======

The accompanying notes are an integral part of these statements.

                     E-Z-EM, Inc. and Subsidiaries

                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (in thousands)


                                       Fifty-two  Fifty-three  Fifty-two
                                      weeks ended weeks ended weeks ended
                                        June 1,     June 3,     May 28,
                                         1996        1995        1994
                                        ------      ------      ------

Cash flows from operating activities:
  Net earnings                         $21,008      $1,630      $  277
  Adjustments to reconcile net
    earnings to net cash (used in)
    provided by operating activities
      Depreciation and amortization      2,552       2,800       2,728
      Gain on disposal of business     (25,539)
      Gain on sale of assets              (193)
      Gain on sale of investments                                  (24)
      Minority share of subsidiary's
        operations                        (200)       (810)        (97)
      Deferred income taxes                 60         282         (61)
      Changes in operating assets
        and liabilities, net of
        disposition
          Accounts receivable             (731)        233      (1,077)
          Inventories                   (3,123)     (3,833)      1,637
          Other current assets            (446)       (305)        372
          Other assets                    (754)        128        (116)
          Accounts payable                (312)      2,319         616
          Accrued liabilities              905         312        (960)
          Accrued income taxes              22        (107)       (309)
          Other noncurrent liabilities     168         190          36
                                        ------      ------      ------

            Net cash (used in) provided
              by operating activities   (6,583)*     2,839       3,022
                                        ------      ------      ------

Cash flows from investing activities:
  Additions to property, plant and
    equipment, net                      (4,231)     (4,812)     (2,175)
  Proceeds from disposal of business,
    net of cash sold                    26,785
  Proceeds from sale of assets             485
  Held-to-maturity securities
    Purchases                         (104,253)     (1,958)
    Proceeds from maturity             105,846       1,964           6
  Available-for-sale securities
    Purchases                          (39,750)        (31)       (793)
    Proceeds from sale                  19,995                     844
                                        ------      ------      ------

      Net cash provided by (used in)
        investing activities             4,877      (4,837)     (2,118)
                                        ------      ------      ------

* Includes income taxes paid on the disposition of Surgical Dynamics Inc. of approximately $6,019.

The accompanying notes are an integral part of these statements.

                     E-Z-EM, Inc. and Subsidiaries

                             (in thousands)


                                       Fifty-two  Fifty-three  Fifty-two
                                      weeks ended weeks ended weeks ended
                                        June 1,     June 3,     May 28,
                                         1996        1995        1994
                                        ------      ------      ------

Cash flows from financing activities:
  Proceeds from issuance of debt       $ 1,121      $1,686      $  892
  Repayments of debt                      (910)     (3,374)     (1,254)
  Proceeds from issuance of loan
    by minority shareholder                238         258
  Proceeds from exercise of stock
    options                              1,019
  Issuance of stock in connection with
    the stock purchase plan                  5           1          22
                                        ------      ------      ------

      Net cash provided by (used in)
        financing activities             1,473      (1,429)       (340)
                                        ------      ------      ------

Effect of exchange rate changes on
  cash and cash equivalents               (366)        538        (767)
                                        ------      ------      ------

      DECREASE IN CASH AND CASH
        EQUIVALENTS                       (599)     (2,889)       (203)

Cash and cash equivalents
  Beginning of year                      3,962       6,851       7,054
                                        ------      ------      ------

  End of year                           $3,363      $3,962      $6,851
                                        ======      ======      ======

Supplemental disclosures of cash
  flow information:
    Cash paid during the year for:
      Interest                          $  136      $  201      $  360
                                        ======      ======      ======

      Income taxes (net of $508,
        $449 and $263 in refunds
        in 1996, 1995 and 1994,
        respectively)                   $6,319      $  674      $1,050
                                        ======      ======      ======


The accompanying notes are an integral part of these statements.

                     E-Z-EM, Inc. and Subsidiaries

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The summary of significant accounting policies is presented to assist the reader in understanding and evaluating the consolidated financial statements. These policies are in conformity with generally accepted accounting principles and have been applied consistently in all material respects.

  Basis Of Consolidation
  ----------------------

  The consolidated financial statements include the accounts of E-Z-EM, Inc. and all 100%-owned subsidiaries, as well as the accounts of Surgical Dynamics Inc. ("SDI"), a 51%-owned subsidiary prior to its sale in November 1995 (the "Company"). SDI has been reported as a discontinued operation and, accordingly, the gain from the sale of SDI and the Company's proportionate share of losses from operations of SDI have been classified as a discontinued operation for all periods presented in the accompanying consolidated statements of earnings. The discontinued operation has not been segregated in the accompanying statements of consolidated cash flows and, therefore, amounts for certain captions will not agree with the respective consolidated statements of earnings. The Company is primarily engaged in developing, manufacturing and marketing diagnostic products used by radiologists and other physicians during image-assisted procedures to detect physical abnormalities and diseases.

  Operations outside the U.S. are included in the consolidated financial statements and consist of: a subsidiary operating a mining and chemical processing operation in Nova Scotia, Canada and a manufacturing and marketing facility in Montreal, Canada; a subsidiary manufacturing products located in Puerto Rico; a subsidiary manufacturing and marketing products located in Japan; a subsidiary promoting and distributing products located in Holland; and a subsidiary promoting and distributing products located in the United Kingdom.

  Fiscal Year
  -----------

  The Company reports on a fiscal year which concludes on the Saturday nearest to May 31. Fiscal year 1996 ended on June 1, 1996 for a reporting period of fifty-two weeks, fiscal year 1995 ended on June 3, 1995 for a reporting period of fifty-three weeks and fiscal year 1994 ended on May 28, 1994 for a reporting period of fifty-two weeks.

  Cash and Cash Equivalents
  -------------------------

  The Company considers all unrestricted highly liquid investments purchased with a maturity of less than three months to be cash equivalents. Included in cash equivalents are certificates of

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    deposit and Eurodollar investments of $1,796,000 and $1,133,000 at June 1, 1996 and June 3, 1995, respectively. The carrying amount of these financial instruments reasonably approximates fair value because of their short maturity. Foreign-denominated cash and cash equivalents aggregated $1,101,000 and $1,695,000 at June 1, 1996 and June 3, 1995, respectively.

  Debt and Equity Securities
  --------------------------

  Effective in fiscal 1995, the Company adopted Statement of Financial
    Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). In accordance with the provisions of SFAS 115, this Statement was not applied retroactively to financial statements prior to fiscal 1995.

  Pursuant to SFAS 115, debt and equity securities are to be classified in three categories and accounted for as follows: debt securities that the Company has the positive intent and ability to hold to maturity are classified as "held-to-maturity securities" and reported at amortized cost; debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as "trading securities" and reported at fair value, with unrealized gains and losses included in operations; and debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as "available-for-sale securities" and reported at fair value, with unrealized gains and losses excluded from operations and reported as a separate component of stockholders' equity, net of the related tax effects. Cost is determined using the specific identification method.

  Inventories
  -----------

  Inventories are stated at the lower of cost (on the first-in, first-out method) or market. Appropriate consideration is given to deterioration, obsolescence and other factors in evaluating net realizable value.

  Property, Plant and Equipment
  -----------------------------

  Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed principally using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the terms of the related leases or the useful life of the improvements, whichever is shorter. Expenditures for repairs and maintenance are charged to expense as incurred. Renewals and betterments are capitalized. Depreciation expense from continuing operations was $2,308,000, $2,273,000 and $2,230,000 in 1996, 1995 and 1994, respectively.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

  Cost in Excess of Fair Value of Net Assets Acquired
  ---------------------------------------------------

  The excess cost is being amortized on a straight-line basis over 5 and 40 year periods. On an ongoing basis, management reviews the valuation and amortization of this asset to determine possible impairment by comparing the carrying value to the undiscounted future cash flows of the related asset. Amortization from continuing operations was $73,000, $70,000 and $65,000 in 1996, 1995 and 1994, respectively.

  Intangible Assets
  -----------------

  Intangible assets are being amortized on a straight-line basis over the estimated useful lives of the respective assets ranging from five to fifteen and one-half years. Amortization from continuing operations was $47,000, $44,000 and $41,000 in 1996, 1995 and 1994,
    respectively.

  In March 1995, the Financial Accounting Standards Board issued
    Statement of Financial Accounting Standards No. 121 ("SFAS 121") that established accounting standards for the impairment of long-lived assets, certain intangibles and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. SFAS 121 is required to be adopted for fiscal years beginning after December 15, 1995. In accordance with SFAS 121, it is the Company's policy to periodically review and evaluate whether there has been a permanent impairment in the value of intangibles and adjust the carrying value accordingly. Factors considered in the valuation include current operating results, trends and anticipated undiscounted future cash flows. Accordingly, the adoption of SFAS 121 is not expected to have a significant effect on the consolidated financial statements of the Company.

  Income Taxes
  ------------

  In accordance with Statement of Financial Accounting Standards No.
    109, "Accounting for Income Taxes" ("SFAS 109"), deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities and loss carryforwards and tax credit carryforwards for which income tax benefits are expected to be realized in future years. A valuation allowance has been established to reduce deferred tax assets as it is more likely than not that all, or some portion, of such deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

  Foreign Currency Translation
  ----------------------------

  In accordance with Statement of Financial Accounting Standards No.
    52, "Foreign Currency Translation," the Company has determined that the functional currency for each of its foreign subsidiaries is the local currency. This assessment considers that the day-to-day operations are not dependent upon the economic environment of the parent's functional currency, financing is effected through their own operations, and the foreign operations primarily generate and expend foreign currency. Foreign currency translation adjustments are accumulated as a separate component of stockholders' equity.

  Earnings Per Common Share
  -------------------------

  Primary and fully diluted earnings per common share are computed on the basis of the weighted average number of common shares outstanding plus the common stock equivalents which would arise from the exercise of stock options, if the latter causes dilution in earnings per common share in excess of 3%. Common stock equivalents are included in both the primary and fully diluted calculations for 1996, 1995 and 1994.

  The weighted average number of common shares used was:

                                     1996         1995         1994
                                     ----         ----         ----
    Primary                       9,723,626    9,087,678    9,081,038
    Fully diluted                 9,832,676    9,092,403    9,081,084

  The weighted average number of common shares and the per share amounts for all periods presented have been retroactively restated to reflect the total shares issued after the 3% stock dividends described in Note K.

  Stock-Based Compensation
  ------------------------

  Adoption of Statement of Financial Accounting Standards No. 123,
    "Accounting for Stock-Based Compensation" ("SFAS 123") is required for fiscal years beginning after December 15, 1995 and allows for a choice of the method of accounting used for stock-based compensation. Entities may elect the "intrinsic value" method based on APB No. 25 "Accounting for Stock Issued to Employees" or the new "fair value" method contained in SFAS 123. The Company intends to implement SFAS 123 in fiscal 1997 by continuing to account for stock-based compensation under the guidelines of APB No. 25. As required by SFAS 123, the pro forma effects on net earnings and earnings per common share will be determined as if the fair value based method had been applied and disclosed in the notes to the consolidated financial statements.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

  Use of Estimates
  ----------------

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at year-end and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Reclassifications
  -----------------

  Certain reclassifications have been made to the prior year amounts to conform to the 1996 presentation.


NOTE B - DISCONTINUED OPERATION

  On November 22, 1995 (the "Closing Date"), E-Z-EM, Inc. completed the sale of all of the capital stock of SDI held by E-Z-EM, Inc. through its subsidiary, E-Z-SUB, Inc., (collectively, the "Company") to United States Surgical Corporation ("USSC") pursuant to the terms of an Agreement and Plan of Merger Agreement dated November 7, 1995 (the "Merger Agreement") by and among USSC, USSC Acquisition Corporation, SDI, CalMed Laboratories, Inc. ("CalMed") and the Company. As of the Closing Date, the Company owned 51% (approximately 47% on a fully diluted basis after taking into account outstanding options) of the outstanding capital stock of SDI and CalMed, a company not affiliated with E-Z-EM, Inc., owned 49% (approximately 45% on a fully diluted basis after taking into account outstanding options) of the outstanding capital stock of SDI. The aggregate consideration paid for SDI was $59,900,000 in cash, which amount included repayment by USSC of $200,000 of loans owed by SDI to its shareholders. After closing costs and payments made to option holders, the Company received, at closing, cash proceeds of $27,073,000 for the sale of its interest in SDI. In addition, $510,000 of the consideration payable to the Company is being held back by USSC as a nonexclusive source of indemnification for breaches of representations and warranties, and to the extent not drawn upon, will be repaid to the Company two years after the Closing Date. As a result of this sale, the Company recognized a gain, pretax, of approximately $25,539,000, after-tax of approximately $19,520,000, or $2.01 per common share on a primary basis. The effective tax rate of 24% on the gain on the sale of SDI differs from the Federal statutory tax rate of 35% due primarily to the utilization of previously unrecorded tax loss and tax credit carryforwards.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE B - DISCONTINUED OPERATION (continued)

  SDI is a manufacturer of minimally invasive surgical devices for the spine, including the NucleotomeTM for use in percutaneous diskectomy and the Ray Threaded Fusion CageTM spine implants for use in interbody fusions.

  SDI has been reported as a discontinued operation and, accordingly, the gain from the sale of SDI and the Company's proportionate share of losses from operations of SDI have been classified as a discontinued operation for all periods presented in the accompanying consolidated statements of earnings. Revenues attributable to the SDI operations were approximately $3,475,000 for the period June 4, 1995 through November 22, 1995 and $9,071,000 and $8,478,000 for the fiscal years ended June 3, 1995 and May 28, 1994. Changes in operating assets and liabilities reflected in the consolidated statements of cash flows include amounts pertaining to the operations of SDI.


NOTE C - DEBT AND EQUITY SECURITIES

  Debt and equity securities at June 1, 1996 consist of the following:

                                                             Unrealized
                                    Amortized      Fair        holding
                                      cost        value      gain (loss)
                                    -------      -------       ------
                                              (in thousands)
    Current

      Available-for-sale securities
        (carried on the balance
        sheet at fair value)
          Debt securities           $19,787      $19,776       $  (11)
          Equity securities             398          376          (13)
          Other                          95           95
                                    -------      -------       ------

                                    $20,280      $20,247       $  (24)
                                    =======      =======       ======

    Noncurrent

      Available-for-sale securities
        (carried on the balance
        sheet at fair value)
          Equity securities          $1,675       $3,646       $1,971
          Other                           1            1
                                    -------      -------       ------

                                     $1,676       $3,647       $1,971
                                    =======      =======       ======

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994



NOTE C - DEBT AND EQUITY SECURITIES (continued)

  Debt and equity securities at June 3, 1995 consist of the following:

                                                             Unrealized
                                    Amortized      Fair        holding
                                      cost        value      gain (loss)
                                     ------       ------       ------
                                              (in thousands)
    Current

      Held-to-maturity securities
        (carried on the balance
        sheet at amortized cost)
          Debt securities            $   75       $   75
                                     ------       ------

      Available-for-sale securities
        (carried on the balance
        sheet at fair value)
          Equity securities             398          357       $  (31)
          Other                          53           53
                                     ------       ------       ------

                                        451          410          (31)
                                     ------       ------       ------

                                     $  526       $  485       $  (31)
                                     ======       ======       ======

    Noncurrent

      Held-to-maturity securities
        (carried on the balance
        sheet at amortized cost)
          Debt securities with
            maturities after one
            year through five years  $1,593       $1,605
                                     ------       ------

      Available-for-sale securities
        (carried on the balance
        sheet at fair value)
          Equity securities           1,670        2,758       $1,088
          Other                           1            1
                                     ------       ------       ------

                                      1,671        2,759        1,088
                                     ------       ------       ------

                                     $3,264       $4,364       $1,088
                                     ======       ======       ======

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE D - INVENTORIES

  Inventories consist of the following:

                                                  June 1,      June 3,
                                                   1996         1995
                                                   ----         ----
                                                     (in thousands)

    Finished goods                               $13,157      $11,856
    Work in process                                1,159        2,214
    Raw materials                                  9,392        8,682
                                                 -------      -------

                                                 $23,708      $22,752
                                                 =======      =======


NOTE E - PROPERTY, PLANT AND EQUIPMENT, AT COST

  Property, plant and equipment are summarized as follows:

                                   Estimated
                                    useful        June 1,      June 3,
                                     lives         1996         1995
                                     -----         ----         ----
                                                     (in thousands)

    Building and building
      improvements              10 to 39 years   $11,661      $11,176
    Machinery and equipment      2 to 10 years    24,008       23,897
    Leasehold improvements       Term of lease     1,568        1,816
                                                 -------      -------

                                                  37,237       36,889
    Less accumulated depreciation
      and amortization                            18,903       19,709
                                                 -------      -------

                                                  18,334       17,180
    Land                                           3,489        3,684
                                                 -------      -------

                                                 $21,823      $20,864
                                                 =======      =======

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE F - INCOME TAXES

  Income tax expense (benefit) from continuing operations analyzed by category and by income statement classification is summarized as follows:

                                      1996         1995         1994
                                     ------       ------       ------
                                              (in thousands)
    Current
      Federal                        $  413       $    1       $    1
      State and local                    31           60           59
      Foreign                          (261)         877        1,015
                                     ------       ------       ------

        Subtotal                        183          938        1,075

    Deferred                             60          148           74
                                     ------       ------       ------

        Total                        $  243       $1,086       $1,149
                                     ======       ======       ======

  Temporary differences which give rise to deferred tax assets and liabilities are summarized as follows:

                                                  June 1,      June 3,
                                                   1996         1995
                                                   -----        -----
                                                     (in thousands)
    Deferred tax assets
      Difference between book and tax basis
        in investment sold to Canadian
        subsidiary                                $1,137       $1,137
      Tax credit carryforwards                       638        1,295
      Tax operating loss carryforwards               372        3,767
      Capital loss carryforwards                                  453
      Alternative minimum tax ("AMT")
        credit carryforward                                       165
      Expenses incurred not currently
        deductible                                 1,191        1,455
      Unrealized investment losses                   722          877
      Deferred compensation costs                    547          487
      Inventories                                    291          243
      Other                                           89           67
                                                   -----        -----

        Gross deferred tax asset                   4,987        9,946
                                                   -----        -----

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE F - INCOME TAXES (continued)

                                                  June 1,      June 3,
                                                   1996         1995
                                                  ------       ------
                                                     (in thousands)
    Deferred tax liabilities
      Excess tax over book depreciation           $1,074       $  914
      Unrealized investment gains                    305          144
      Tax on unremitted profits of Puerto
        Rican subsidiary                              67          145
      Other                                           86          109
                                                  ------       ------

        Gross deferred tax liability               1,532        1,312

    Valuation allowance                           (3,040)      (7,861)
                                                  ------       ------

        Net deferred tax asset                    $  415       $  773
                                                  ======       ======

  In 1994, the Company sold to its Canadian subsidiary warrants to purchase 396,396 shares of stock in ISG Technologies, Inc. This transaction generated a capital gain for tax purposes of approximately $3,344,000, utilizing a portion of the Company's capital loss carryforward and giving rise to a temporary difference pertaining to the difference between the financial statement and tax basis in this asset.

  During 1996, the Company utilized tax operating and capital losses, tax credit and AMT credit carryforwards of approximately
    $8,279,000, $596,000 and $121,000, respectively, in connection with the sale of SDI described in Note B.

  If not utilized, the tax operating loss carryforwards will expire in various amounts over the years 1997 through 2010. The tax credit carryforwards will expire in various amounts over the years 1997 through 2003.

  Deferred income taxes are provided for the expected Tollgate tax on the undistributed earnings of the Company's Puerto Rican subsidiary, which are expected to be distributed at some time in the future.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE F - INCOME TAXES (continued)

  At June 1, 1996, undistributed earnings of certain foreign subsidiaries aggregated $13,339,000 which will not be subject to U.S. tax until distributed as dividends. Any taxes paid to foreign governments on these earnings may be used, in whole or in part, as credits against the U.S. tax on any dividends distributed from such earnings. It is not practical to estimate the amount of U.S. tax, if any, that might be payable on the eventual remittance of such earnings. On remittance, certain foreign countries impose withholding taxes that are then available for use as credits against a U.S. tax liability, if any, subject to certain limitations. The amount of withholding tax that would be payable on remittance of the entire amount of undistributed earnings would approximate $667,000. Under the provisions of the Omnibus Budget Reconciliation Act of 1993, undistributed earnings of foreign subsidiaries may be taxable in certain situations for fiscal years beginning after September 30, 1993.

  Deferred tax assets and liabilities are included in the consolidated balance sheets as follows:

                                                   June 1,      June 3,
                                                    1996         1995
                                                   -------      -------
                                                     (in thousands)

      Current - Accrued income taxes               $(118)       $(220)
      Noncurrent - Other assets                      533          993
                                                   -----        -----

        Net deferred tax asset                     $ 415        $ 773
                                                   =====        =====

  Earnings (loss) from continuing operations before income taxes for U.S. and international operations consist of the following:

                                      1996         1995         1994
                                     ------       ------      -------
                                              (in thousands)

      U.S.                           $2,280       $  805      $(1,563)
      International                    (340)       2,754        3,091
                                     ------       ------      -------

                                     $1,940       $3,559      $ 1,528
                                     ======       ======      =======

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE F - INCOME TAXES (continued)

  The Company's consolidated income tax provision has differed from the amount which would be provided by applying the U.S. Federal statutory income tax rate to the Company's earnings from continuing operations before income taxes for the following reasons:

                                      1996         1995         1994
                                     ------       ------       ------
                                              (in thousands)

    Income tax provision               $243       $1,086       $1,149
    Effect of:
      State income taxes, net of
        Federal tax benefit             (21)         (22)         (19)
      Research and development credit    95           24           11
      Earnings of the Puerto Rican
        subsidiary, net of Puerto
        Rico Corporate tax and
        Tollgate tax                    348          373          367
      Earnings of the Foreign Sales
        Corporation                      16
      Tax-exempt portion of
        investment income               137            7           13
      Nondeductible expenses           (251)        (138)         (53)
      Losses of entities generating
        no current tax benefit          (79)         (83)      (1,034)
      Utilization of tax operating
        and capital loss
        carryforwards                    61                        50
      Change in valuation allowance      74
      Other                              56          (37)          36

                                       ----       -------      ------

    Income tax provision at
      statutory tax rate of 35% in
      1996 and 34% in 1995 and 1994    $679       $1,210       $  520
                                       ====       ======       ======

  The Company has an agreement with the Commonwealth of Puerto Rico pursuant to which its operations in Puerto Rico are subject to a partial tax exemption which expires January 23, 2007. Commonwealth taxes are currently being provided on earnings of the subsidiary.

  The U.S. Federal income tax returns of the Company through May 30, 1992 have been closed by the Internal Revenue Service.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE G - DEBT

  Short-term debt consists of the following:

                                                  June 1,      June 3,
                                                   1996         1995
                                                  -------      -------
                                                     (in thousands)

    Japanese bank
      2.63% note (1)                                $462
      4.00% note (1)                                           $  607
    Bank, lines of credit
      6.5% (2)                                       287
      10.75%                                                      150
    Other financial institutions
      6.12% note, unsecured                          230
      6.37% note, unsecured                                       264
                                                    ----       ------

                                                    $979       $1,021
                                                    ====       ======

  Long-term debt consists of the following:

                                                  June 1,      June 3,
                                                   1996         1995
                                                  -------      -------
                                                     (in thousands)

    Japanese bank loans, due December 1998
      through March 2001, 1.45% to 4.10% (1)        $948       $1,277
    Obligations under capital leases                               45
                                                    ----       ------

                                                     948        1,322
    Less current maturities                          268          208
                                                    ----       ------

                                                    $680       $1,114
                                                    ====       ======

  (1) Collateralized by property, plant and equipment having a net carrying value of $1,900,000 at June 1, 1996.

  (2) The Company's Canadian subsidiary has available $730,600
      (Canadian $1,000,000) under this line of credit with a bank, which is collateralized by accounts receivable and expires on September 30, 1996.

  The Company has available $4,000,000 under an unsecured line of credit with a bank, which expires on November 30, 1996. At June 1, 1996, no amounts were outstanding under this line of credit.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE G - DEBT (continued)

  The Company believes that the carrying amount of its debt approximates the fair value as the variable interest rates approximate current prevailing interest rates.

  During 1996 and 1995, the weighted average interest rates on short-term debt were 5.93% and 5.48%, respectively.


NOTE H - ACCRUED LIABILITIES

  Accrued liabilities consist of the following:

                                                  June 1,      June 3,
                                                   1996         1995
                                                  ------       ------
                                                     (in thousands)

    Payroll and related expenses                  $3,146       $3,341
    Accrued sales rebates                          1,040          370
    Accrued lease settlement (Note J)                510          600
    Other                                          1,522        1,248
                                                  ------       ------

                                                  $6,218       $5,559
                                                  ======       ======


NOTE I - RETIREMENT PLANS

  E-Z-EM, Inc. and certain domestic subsidiaries ("E-Z-EM") provide pension benefits through a Profit-Sharing Plan, under which E-Z-EM makes discretionary contributions to eligible employees, and a companion 401(k) Plan, under which eligible employees can defer a portion of their annual compensation, part of which is matched by E-Z-EM. These plans cover all E-Z-EM employees not otherwise covered by collective bargaining agreements. In 1996, 1995 and 1994, profit-sharing contributions were $468,000, $464,000 and $457,000, respectively, and 401(k) matching contributions were $316,000, $292,000 and $274,000, respectively.

  E-Z-EM Canada Inc., a wholly-owned subsidiary of the Company, also provides pension benefits to eligible employees through a Defined Contribution Plan. In 1996, 1995 and 1994, contributions were $45,000, $53,000 and $88,000, respectively.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE J - COMMITMENTS AND CONTINGENCIES

  The Company is presently a defendant in a product liability action.
    This suit claims damages based upon alleged injuries resulting from the use of one of the Company's products. The action is in its early stages and while the Company is actively defending against the claim, it is unable to predict its outcome. It should be noted that in this action the Company is one among several defendants and, as such, the Company's liability, if any, is not quantifiable at this time. The Company does not believe that the ultimate outcome in this action will have a material adverse effect on the consolidated financial statements.

  The Company was the defendant in a product liability action with respect to an alleged injury resulting from the use of one of its products. The Company was dismissed without prejudice from such action in February 1996.

  Pursuant to a contractual agreement with Picker International, Inc.
    ("Picker"), the Company assumed the defense of a lawsuit in which Picker, along with multiple other named defendants, had been sued for injuries alleged to have resulted from the use of protective aprons. The plaintiff has recently abandoned this action.

  The Company has been sued by Olympia Holding Corporation p/k/a P-I-E
    Nationwide, Inc. for $443,830. The suit, filed on October 5, 1992, is presently pending in the U.S. Bankruptcy Court for the Middle District of Florida. The Company is being represented in this action by a law firm which is also representing numerous other defendants being sued by the same plaintiff on the same grounds - recovery for alleged undercharges for freight carriage. It is not possible, at this stage, to determine what, if any, liability exists with respect to the Company in this matter. The Company will vigorously defend against this action; it has been informed by legal counsel that there exist numerous valid defenses to this case.

  During 1993, SDI's lease agreement on the Alameda, California, office and production facilities was prematurely terminated by SDI, a former 51%-owned subsidiary of the Company. In 1993, SDI accrued $600,000 for the estimated settlement of the lease commitment. Pursuant to the terms of the Merger Agreement described in Note B, the $600,000 liability was assumed by USSC (the purchaser of SDI), and the Company and the previous minority shareholder of SDI assumed any liability in excess of $600,000 in connection with the lease termination. The dispute was settled in July 1996 for $1,600,000, of which the Company was liable for $510,000, or 51% of the $1,000,000 excess. Such amount is included in accrued liabilities at June 1, 1996.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE J - COMMITMENTS AND CONTINGENCIES (continued)

  During March 1994, the Company began recalling its effervescent granules and colon cleansing products due to packaging and formulation problems, which might have resulted in inconsistent product performance over time. The recalls were initiated by the Company's desire to ensure complete product efficacy, as patient safety issues were not involved. The Company recorded a pretax provision in the aggregate amount of $1,546,000 during 1994, with respect to such recalls. During 1995, such recall was completed and the Company reduced this provision by $156,000 based upon the actual results of the recall. Such amounts are reflected in cost of goods sold in the consolidated statements of earnings. These products currently account for less than five percent of the Company's sales volume.

  The Company leases several facilities from related parties.  During
    1996, 1995 and 1994, aggregate rental costs under all operating leases from continuing operations, which primarily consist of facility rentals, were approximately $1,131,000, $1,041,000 and $1,288,000, respectively, of which approximately $202,000, $205,000 and $198,000 were paid to related parties. Future annual operating lease payments in the aggregate, which include escalation clauses and real estate taxes, with initial remaining terms of more than one year at June 1, 1996, are summarized as follows:

                                             Total     Related party
                                            leases         leases
                                            ------     -------------
                                                (in thousands)

                    1997                    $  759          $ 69
                    1998                       465            25
                    1999                       399
                    2000                       414
                    2001                       429
                    Thereafter               2,531
                                            ------          ----

                                            $4,997          $ 94
                                            ======          ====

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE J - COMMITMENTS AND CONTINGENCIES (continued)

  The Company has an employment contract with a key executive that provides for a term of eight years. Future annual commitments with respect to this contract at June 1, 1996, are summarized as follows:

                                                      (in thousands)

                    1997                                  $  250
                    1998                                     250
                    1999                                     250
                    2000                                     250
                    2001                                     250
                    2002                                     125
                                                          ------

                                                          $1,375
                                                          ======


NOTE K - COMMON STOCK

  In August 1983, the Company adopted a Stock Option Plan (the "1983
    Plan"). The 1983 Plan provides for the grant to key employees of both nonqualified stock options and incentive stock options. A total of 1,742,694 shares of the Company's Common Stock may be issued under the 1983 Plan pursuant to the exercise of options. All stock options must have an exercise price of not less than the market value of the shares on the date of grant. Options will be exercisable over a period of time to be designated by the administrators of the 1983 Plan (but not more than 10 years from the date of grant) and will be subject to such other terms and conditions as the administrators may determine. The 1983 Plan terminates in December 2005.

  In August 1984, the Company adopted a second Stock Option Plan (the
    "1984 Plan"). The 1984 Plan provides for the grant to members of the Board of Directors and consultants of nonqualified stock options. A total of 435,553 shares of the Company's Common Stock may be issued under the 1984 Plan pursuant to the exercise of options. All stock options must have an exercise price of not less than the market value of the shares on the date of grant. Options will be exercisable over a period of time to be designated by the administrators of the 1984 Plan (but not more than 10 years from the date of grant) and will be subject to such other terms and conditions as the administrators may determine. The 1984 Plan terminates in December 2005.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE K - COMMON STOCK (continued)

  On June 1, 1996, options for 640,180 shares were exercisable at prices ranging from $3.88 to $11.33 per share under the 1983 Plan and 185,954 shares were exercisable at prices ranging from $3.88 to $11.38 per share under the 1984 Plan. On June 1, 1996, there remained 207,088 and 103,636 shares available for granting of options under the 1983 and 1984 Plans, respectively.

  The following schedules summarize the changes in stock options for the three fiscal years ended June 1, 1996:

                           1983 Plan                  1984 Plan
                   -------------------------  -------------------------
                   Number of    Option price  Number of    Option price
                    shares       per share     shares       per share
                   ---------    ------------  ---------    ------------

  Outstanding at
    May 29, 1993    806,867  $5.58 to $12.02   133,437  $5.58 to $15.79
  Granted             2,185             4.58     7,957             4.71
  Cancelled        (111,544)  5.58 to  11.33
                   -------------------------  -------------------------
  Outstanding at
    May 28, 1994    697,508   4.58 to  12.02   141,394   4.71 to  15.79
  Granted           968,882   3.88 to   4.48   178,875   3.88 to   4.48
  Cancelled        (394,542)  4.48 to  12.02   (74,793)  5.58 to  15.79
                   -------------------------  -------------------------
  Outstanding at
    June 3, 1995  1,271,848   3.88 to  11.33   245,476   3.88 to  15.03
  Granted            81,612             9.10    52,350   5.83 to  13.25
  Cancelled         (45,111)  4.48 to   9.23    (5,909)           15.03
  Exercised        (145,682)  4.01 to  11.33    (2,500)            4.71
                   -------------------------  -------------------------
  Outstanding at
    June 1, 1996  1,162,667  $3.88 to $11.33   289,417  $3.88 to $13.25
                  ==========================   ========================

  On June 1, 1996, the weighted average exercise price for outstanding options under the 1983 and 1984 Plans was $5.16 and $5.97 per share, respectively.

  Options granted prior to the Company's recapitalization on October
    26, 1992 are exercisable one-half in Class A Common Stock and one-half in Class B Common Stock. Options granted after the recapitalization are exercisable in Class B Common Stock.

  In August 1985, the Company adopted an Employee Stock Purchase Plan
    (the "Employee Plan"). The Employee Plan provides for the purchase by employees of Company stock at a discounted price of 85% of the market value of the shares on the date of purchase. A total of 150,000 shares of the Company's Common Stock may be purchased under the Employee Plan which terminates on September 30, 1998. During 1996, employees purchased 932 shares, at prices ranging from $4.57 to $8.82. Total proceeds received by the Company approximated $5,000.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE K - COMMON STOCK (continued)

   On January 10, 1994, the Board of Directors declared a 3% stock dividend on shares of Class A and Class B Common Stock. The dividend, payable in nonvoting Class B Stock, was distributed on March 11, 1994 to shareholders of record on February 11, 1994. On January 24, 1995, the Board of Directors declared a 3% stock dividend on shares of Class A and Class B Common Stock. The dividend, payable in nonvoting Class B Stock, was distributed on March 16, 1995 to shareholders of record on February 24, 1995. On January 23, 1996, the Board of Directors declared a 3% stock dividend on shares of Class A and Class B Common Stock. The dividend, payable in nonvoting Class B Stock, was distributed on March 15, 1996 to shareholders of record on February 23, 1996. Earnings per common share have been retroactively adjusted to reflect the stock dividends.


NOTE L - OTHER RELATED PARTIES

  A director provided services, both as a consultant and employee, to the Company during 1996, 1995 and 1994. Fees for such services, including fees relating to attendance at directors' meetings, were approximately $319,000, $165,000 and $88,000 during 1996, 1995 and
    1994, respectively. In connection with the sale of SDI in November 1995, this director resigned as a director of SDI and received an investment banker's fee of $905,000, a bonus of $191,000 arising from the sale and a payment of $268,000 in connection with the surrender of outstanding stock options in SDI.

  In connection with the sale of SDI, an executive officer resigned as a director of SDI and received a bonus of $191,000 arising from the sale and a payment of $268,000 in connection with the surrender of outstanding stock options in SDI.

  Two other directors provided consulting services to the Company during 1996, 1995 and 1994. Fees for such services, including fees relating to attendance at directors' meetings, were approximately $196,000, $196,000 and $195,000 during 1996, 1995 and 1994, respectively.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE M - INDUSTRY SEGMENT AND GEOGRAPHIC AREA OPERATIONS

  The Company is engaged in the manufacture and distribution of a wide variety of products which are classified into two industry segments: Diagnostic products and AngioDynamics products. Diagnostic products encompass both contrast systems, consisting of barium sulfate formulations and related medical devices used in X-ray, CT-scanning and other imaging examinations, and non-contrast systems, including diagnostic radiology devices, custom contract pharmaceuticals, gastrointestinal cleansing laxatives, X-ray protection equipment, and immunoassay tests. AngioDynamics products include stent products, angiographic and fluid management products, and thrombolytic products used in the interventional medicine marketplace. The Company's primary business activity is conducted with radiologists and hospitals, located throughout the U.S. and abroad, through numerous distributors. The Company's exposure to credit risk is dependent, to a certain extent, on the healthcare industry. The Company performs ongoing credit evaluations of its customers and does not generally require collateral; however, in certain circumstances, the Company may require letters of credit from its customers.

  In the tables below, operating profit (loss) from continuing operations includes total net sales less operating expenses. Identifiable assets are those associated with industry segment or geographic area operations, excluding loans to or investments in another industry segment or geographic area operation. Intersegment sales and intergeographic sales are not material.

  In 1996, 1995 and 1994, there was one customer to whom sales of Diagnostic products represented 16%, 15% and 16% of total sales, respectively. Approximately 21% and 17% of accounts receivable pertained to this customer at June 1, 1996 and June 3, 1995, respectively.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE M - INDUSTRY SEGMENT AND GEOGRAPHIC AREA OPERATIONS (continued)

  Industry Segments                   1996         1995*        1994*
                                    -------      -------      -------
                                              (in thousands)
    Net Sales
      Diagnostic products           $80,936      $81,525      $80,966
      AngioDynamics products         11,696        7,396        5,001
      Eliminations                     (700)        (395)        (322)
                                    -------      -------      -------

    Total Net Sales                 $91,932      $88,526      $85,645
                                    =======      =======      =======

    Operating Profit (Loss)
      Diagnostic products            $2,509       $7,452       $4,658
      AngioDynamics products         (1,536)      (4,603)      (3,468)
      Eliminations                      (16)         (12)          10
                                    -------      -------      -------

    Total Operating Profit           $  957       $2,837       $1,200
                                    =======      =======      =======

    Identifiable Assets
      Diagnostic products           $83,304      $62,585      $59,760
      AngioDynamics products         12,945        8,529        6,911
      Discontinued operation                       5,033        5,162
      Eliminations                     (212)         (52)        (302)
                                    -------      -------      -------

    Total Identifiable Assets       $96,037      $76,095      $71,531
                                    =======      =======      =======

    Depreciation and Amortization
      Diagnostic products            $2,111       $2,109       $1,986
      AngioDynamics products            317          278          350
      Discontinued operation            124          413          392
                                    -------      -------      -------

    Total Depreciation and
      Amortization                   $2,552       $2,800       $2,728
                                    =======      =======      =======

    Capital Expenditures
      Diagnostic products            $3,850       $4,187       $1,330
      AngioDynamics products            370          361          527
      Discontinued operation             11          264          318
                                    -------      -------      -------

    Total Capital Expenditures       $4,231       $4,812       $2,175
                                    =======      =======      =======

* Net sales and operating profit (loss) amounts have been reclassified to reflect the discontinued operation described in Note B.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE M - INDUSTRY SEGMENT AND GEOGRAPHIC AREA OPERATIONS (continued)

  Geographic Areas

    The following geographic area data includes net sales, operating profit (loss) generated by and assets employed in operations located in each area:

                                      1996         1995*        1994*
                                    -------      -------      -------
                                              (in thousands)
    Net Sales
      U.S. operations               $71,939      $65,073      $63,422
      International operations:
        Canada                       12,254       14,100       14,301
        Other                        13,456       13,763       12,196
      Eliminations                   (5,717)      (4,410)      (4,274)
                                    -------      -------      -------

    Total Net Sales                 $91,932      $88,526      $85,645
                                    =======      =======      =======

    Operating Profit (Loss)
      U.S. operations                $1,084       $  118      $(2,086)
      International operations:
        Canada                         (410)       2,350        3,143
        Other                           225          456          100
      Eliminations                       58          (87)          43
                                    -------      -------      -------

    Total Operating Profit           $  957       $2,837      $ 1,200
                                    =======      =======      =======

    Identifiable Assets
      U.S. operations:
        Continuing operations       $73,604      $47,590      $48,356
        Discontinued operation                     5,033        5,162
      International operations:
        Canada                       15,543       15,816       12,433
        Other                         8,067        8,857        7,731
      Eliminations                   (1,177)      (1,201)      (2,151)
                                    -------      -------      -------

    Total Identifiable Assets       $96,037      $76,095      $71,531
                                    =======      =======      =======

* Net sales and operating profit (loss) amounts have been reclassified to reflect the discontinued operation described in Note B.

                     E-Z-EM, Inc. and Subsidiaries

              June 1, 1996, June 3, 1995 and May 28, 1994


NOTE M - INDUSTRY SEGMENT AND GEOGRAPHIC AREA OPERATIONS (continued)

  The Company's domestic export sales by geographic area are summarized as follows:
                                      1996         1995         1994
                                     ------       ------       ------
                                              (in thousands)

      Europe                         $5,655       $2,605       $1,728
      Other                           3,783        3,421        3,206
                                     ------       ------       ------

                                     $9,438       $6,026       $4,934
                                     ======       ======       ======


NOTE N - QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

  Quarterly results of operations during 1996 and 1995 were as follows:

                                                  1996
                                   ----------------------------------
                                    First   Second    Third   Fourth
                                   quarter  quarter  quarter  quarter
                                   -------  -------  -------  -------
                                  (in thousands, except per share data)

    Net sales                      $21,999  $23,005  $21,550  $25,378
    Gross profit                     9,131    9,623    8,209    9,451
    Net earnings                       569   20,087        9      343
    Earnings per common share (1)
      Primary (2)                      .06     2.09      .00      .03
      Fully diluted (2)                .06     2.07      .00      .03

                                                1995 (3)
                                   ----------------------------------
                                    First   Second    Third   Fourth
                                   quarter  quarter  quarter  quarter
                                   -------  -------  -------  -------
                                  (in thousands, except per share data)

    Net sales                      $21,545  $21,377  $19,856  $25,748
    Gross profit                     9,379    8,834    7,455   11,013
    Net earnings (loss)              1,050      455   (1,077)   1,202
    Earnings (loss) per common
      share (1)
        Primary and fully diluted      .12      .05     (.12)     .13

  (1) Earnings per common share have been retroactively restated to reflect the total shares issued after the 3% stock dividends described in Note K.

  (2) The sum of the quarters does not equal the fiscal year due to rounding and changes in the calculation of weighted average shares.

  (3) Reclassified to reflect the discontinued operation described in Note B.

                          E-Z-EM, Inc. and Subsidiaries

                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                  August 31,     June 1,
               ASSETS                                1996         1996
                                                     ----         ----
                                                 (unaudited)    (audited)

CURRENT ASSETS
  Cash and cash equivalents                        $ 2,674      $ 3,363
  Debt and equity securities                        19,426       20,247
  Accounts receivable, principally
    trade, net                                      16,304       16,152
  Inventories                                       25,974       23,708
  Other current assets                               3,163        2,936
                                                    ------       ------
      Total current assets                          67,541       66,406

PROPERTY, PLANT AND EQUIPMENT - AT COST,
  less accumulated depreciation and
  amortization                                      21,761       21,823

COST IN EXCESS OF FAIR VALUE OF NET ASSETS
  ACQUIRED, less accumulated amortization              542          558

INTANGIBLE ASSETS, less accumulated
  amortization                                         750          767

DEBT AND EQUITY SECURITIES                           2,081        3,647

OTHER ASSETS                                         3,474        2,836
                                                   -------      -------
                                                   $96,149      $96,037
                                                   =======      =======



The accompanying notes are an integral part of these financial statements.

                          E-Z-EM, Inc. and Subsidiaries

                           CONSOLIDATED BALANCE SHEETS
                 (in thousands, except share and per share data)


                                                  August 31,     June 1,
     LIABILITIES AND STOCKHOLDERS' EQUITY            1996         1996
                                                    ------       ------
                                                 (unaudited)    (audited)

CURRENT LIABILITIES
  Notes payable                                    $ 1,407      $   979
  Current maturities of long-term debt                 266          268
  Accounts payable                                   5,779        5,095
  Accrued liabilities                                5,411        6,218
  Accrued income taxes                                 506          338
                                                   -------      -------
      Total current liabilities                     13,369       12,898

LONG-TERM DEBT, less current maturities                616          680

OTHER NONCURRENT LIABILITIES                         1,894        1,856

CONTINGENCIES                                       ------       ------

      Total liabilities                             15,879       15,434
                                                    ------       ------

STOCKHOLDERS' EQUITY
  Preferred stock, par value $.10 per
    share - authorized, 1,000,000 shares;
    issued, none                                        -            -
  Common stock
    Class A (voting),  par value $.10 per
      share - authorized,  6,000,000 shares;
      issued and outstanding 4,035,346 shares
      at August 31, 1996 and June 1, 1996              403          403
    Class B (nonvoting), par value $.10 per
      share - authorized,  10,000,000 shares;
      issued and outstanding  5,219,189 shares
      at August 31, 1996 and 5,199,615 shares
      at June 1, 1996                                  522          520
  Additional paid-in capital                        15,303       15,165
  Retained earnings                                 63,860       63,347
  Unrealized holding gain on debt and equity
    securities                                       1,348        2,360
  Cumulative translation adjustments                (1,166)      (1,192)
                                                    -------      -------
      Total stockholders' equity                    80,270       80,603
                                                    -------      -------
                                                   $96,149      $96,037
                                                    ======       ======





The accompanying notes are an integral part of these financial statements.

                          E-Z-EM, Inc. and Subsidiaries

                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (unaudited)
                 (in thousands, except share and per share data)

                                                  Thirteen weeks ended
                                                  --------------------
                                                  August 31,  September 2,
                                                     1996         1995
                                                     ----         ----

Net sales                                          $23,355      $21,999

Cost of goods sold                                  13,490       12,868
                                                    ------       ------
      Gross profit                                   9,865        9,131
                                                    ------       ------
Operating expenses
  Selling and administrative                         7,835        6,990
  Research and development                           1,523        1,317
                                                    ------       ------
    Total operating expenses                         9,358        8,307
                                                    ------       ------
      Operating profit                                 507          824

Other income (expense)
  Interest income                                      213           59
  Interest expense                                     (61)         (64)
  Other, net                                            50           51
                                                     -----        -----
      Earnings from continuing operations
        before income taxes                            709          870

Income tax provision                                   196          130
                                                     -----        -----
      Earnings from continuing operations              513          740

Discontinued operation:
  Losses from operations, net of income tax
    provision of $1 in 1995                                        (171)
                                                     -----        ------
      NET EARNINGS                                 $   513      $   569
                                                     =====        =====

Earnings from continuing operations per common share
  Primary and fully diluted                        $   .05      $   .08
                                                     =====        =====

Earnings per common share
  Primary and fully diluted                        $   .05      $   .06
                                                     =====        =====

Weighted average common shares
  Primary                                       10,071,568    9,267,075
                                                ==========    =========
  Fully diluted                                 10,071,568    9,473,659
                                                ==========    =========
The accompanying notes are an integral part of these financial statements.

                          E-Z-EM, Inc. and Subsidiaries

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                      Thirteen weeks ended August 31, 1996
                                   (unaudited)
                        (in thousands, except share data)



                                                                                              Unrealized
                                    Class  A            Class  B                              holding gain
                                   common stock        common stock    Additional             on debt        Cumulative
                                -----------------    ---------------   paid-in     Retained   and equity     translation
                                Shares     Amount    Shares   Amount   capital     earnings   securities     adjustments    Total
                                ------     ------    ------   ------   ----------  --------   ----------     ------------   -----
Balance at June 1, 1996          4,035,346   $403   5,199,615   $520    $15,165    $63,347     $2,360          $(1,192)    $80,603

Exercise of stock options                              19,057      2        133                                                135
Issuance of stock                                         517                 5                                                  5
Net earnings                                                                           513                                     513
Unrealized holding loss on debt
  and equity securities                                                                        (1,012)                      (1,012)
Foreign currency translation
  adjustments                                                                                                       26          26
                                 ---------    ---   ---------    ---     ------     ------     ------            -----     -------
Balance at August 31, 1996       4,035,346   $403   5,219,189   $522    $15,303    $63,860     $1,348          $(1,166)    $80,270
                                 =========    ===   =========    ===     ======     ======     ======            =====     =======




The accompanying notes are an integral part of this financial statement.

                          E-Z-EM, Inc. and Subsidiaries

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)
                                 (in thousands)


                                                     Thirteen weeks ended
                                                    -----------------------
                                                    August 31,  September 2,
                                                      1996         1995
                                                      ----         ----

Cash flows from operating activities:
  Net earnings                                      $  513       $  569
  Adjustments to reconcile net earnings
    to net cash (used in) provided by
    operating activities
      Depreciation and amortization                    690          688
      Loss on sale of investments                       27
      Minority share of subsidiary's
        operations                                                 (164)
      Deferred income taxes                              7           17
      Changes in operating assets and
        liabilities
          Accounts receivable                         (152)       1,165
          Inventories                               (2,266)        (825)
          Other current assets                        (227)         373
          Other assets                                 (97)        (273)
          Accounts payable                             684         (720)
          Accrued liabilities                         (807)        (185)
          Accrued income taxes                         161          103
          Other noncurrent liabilities                  41           40
                                                     -----        -----

            Net cash (used in) provided by
              operating activities                  (1,426)         788
                                                    -------       -----

Cash flows from investing activities:
  Additions to property, plant and
    equipment, net                                    (593)        (961)
  (Increase) decrease in debt and equity
    securities                                         807           (5)
                                                     -----        ------

      Net cash provided by (used in) investing
        activities                                     214         (966)
                                                     -----        ------

Cash flows from financing activities:
  Proceeds from issuance of debt                       750          200
  Repayments of debt                                  (377)        (313)
  Proceeds from issuance of loan by
    minority shareholder                                            231
  Proceeds from exercise of stock options              135          100
  Proceeds from issuance of stock in connection
    with the stock purchase plan                         5            2
                                                     -----        -----

      Net cash provided by financing activities        513          220
                                                     -----        -----

                          E-Z-EM, Inc. and Subsidiaries

                                   (unaudited)
                                 (in thousands)


                                                     Thirteen weeks ended
                                                    -----------------------
                                                    August 31,  September 2,
                                                      1996         1995
                                                      ----         ----

Effect of exchange rate changes on
  cash and cash equivalents                         $   10       $ (119)
                                                    ------       -------

      DECREASE IN CASH AND CASH
        EQUIVALENTS                                   (689)         (77)

Cash and cash equivalents
  Beginning of period                                3,363        3,962
                                                    ------       -------

  End of period                                     $2,674       $3,885
                                                     =====        =====

Supplemental disclosures of cash flow information:
    Cash paid during the period for:
        Interest                                    $   20       $   40
                                                     =====        =====
        Income taxes (net of $12 and $69
          in refunds in 1996 and 1995,
          respectively)                              $  15       $  127
                                                     =====        =====







The accompanying notes are an integral part of these financial statements.

                          E-Z-EM, Inc. and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      August 31, 1996 and September 2, 1995
                                   (unaudited)


NOTE A - CONSOLIDATED FINANCIAL STATEMENTS

  The consolidated balance sheet as of August 31, 1996, the consolidated statement of stockholders' equity for the period ended August 31, 1996, and the consolidated statements of earnings and cash flows for the periods ended August 31, 1996 and September 2, 1995, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normally recurring adjustments) necessary to present fairly the financial position, changes in stockholders' equity, results of operations and cash flows at August 31, 1996 (and for all periods presented) have been made.

  Certain information and footnote  disclosures,  normally included in financial
    statements   prepared  in  accordance  with  generally  accepted  accounting principles, have been condensed or omitted. It is suggested that these consolidated financial statements be read in conjunction with the financial statements and notes thereto included in the fiscal 1996 Annual Report on Form 10-K filed by the Company on August 30, 1996. The results of operations for the periods ended August 31, 1996 and September 2, 1995 are not necessarily indicative of the operating results for the respective full years.

  The consolidated financial statements include the accounts of E-Z-EM, Inc. and all 100%-owned subsidiaries, as well as the accounts of Surgical Dynamics Inc. ("SDI"), a 51%-owned subsidiary prior to its sale in November 1995 (the "Company"). SDI has been reported as a discontinued operation and, accordingly, the Company's proportionate share of losses from operations of SDI have been classified as a discontinued operation for the thirteen weeks ended September 2, 1995 in the accompanying consolidated statements of earnings.


NOTE B - INVENTORIES

  Inventories consist of the following:

                                                  August 31,     June 1,
                                                     1996         1996
                                                    ------       ------
                                                      (in thousands)

    Finished goods                                 $14,267      $13,157
    Work in process                                  1,090        1,159
    Raw materials                                   10,617        9,392
                                                    ------       ------
                                                   $25,974      $23,708
                                                    ======       ======

                          E-Z-EM, Inc. and Subsidiaries

                      August 31, 1996 and September 2, 1995
                                   (unaudited)


NOTE C - COMMON STOCK

  Under the 1983 and 1984 Stock Option Plans, options for 19,057 shares were exercised at prices ranging from $4.48 to $5.72 per share, options for 2,455 shares were cancelled at prices ranging from $4.48 to $9.10 per share and no options were granted during the thirteen weeks ended August 31, 1996.

  Under the Employee Stock Purchase Plan, 517 shares were purchased at $9.67 per share during the thirteen weeks ended August 31, 1996. Total proceeds received by the Company approximated $5,000.


NOTE D - CONTINGENCIES

  The Company is presently a defendant in a product liability action. This suit claims damages based upon alleged injuries resulting from the use of one of the Company's products. The action is in its early stages and while the Company is actively defending against the claim, it is unable to predict its outcome. It should be noted that in this action the Company is one among several defendants and, as such, the Company's liability, if any, is not quantifiable at this time. The Company does not believe that the ultimate outcome in this action will have a material adverse effect on the consolidated financial statements.

  The  Company  has  been  sued  by  Olympia  Holding  Corporation  p/k/a  P-I-E
    Nationwide, Inc. for $443,830. The suit, filed on October 5, 1992, is presently pending in the U.S. Bankruptcy Court for the Middle District of Florida. The Company is being represented in this action by a law firm which is also representing numerous other defendants being sued by the same plaintiff on the same grounds - recovery for alleged undercharges for freight carriage. It is not possible, at this stage, to determine what, if any, liability exists with respect to the Company in this matter. The Company will vigorously defend against this action; it has been informed by legal counsel that there exist numerous valid defenses to this case.


NOTE E - RECLASSIFICATIONS

  Certain reclassifications have been made to the prior year amounts to conform to the current year presentation.

                         REPORT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS



Board of Directors
    AngioDynamics, Inc.


We have audited the accompanying combined balance sheets of AngioDynamics, Inc. (a former division of E-Z-EM, Inc.) as of June 3, 1995 and June 1, 1996, and the related combined statements of operations, stockholder's equity and cash flows for the fifty-two weeks ended May 28, 1994, the fifty-three weeks ended June 3, 1995 and the fifty-two weeks ended June 1, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of AngioDynamics, Inc. (a former division of E-Z-EM, Inc.) as of June 3, 1995 and June 1, 1996, and the combined results of their operations and their combined cash flows for the fifty-two weeks ended May 28, 1994, the fifty-three weeks ended June 3, 1995 and the fifty-two weeks ended June 1, 1996, in conformity with generally accepted accounting principles.



GRANT THORNTON LLP
Certified Public Accountants


Melville, New York
September 30, 1996

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                                 BALANCE SHEETS
                 (in thousands, except share and per share data)

                                                             June 3,      June 1,    August 31,
                                 ASSETS                       1995         1996        1996
                                                            --------     --------    ---------
                                                                                    (unaudited)
CURRENT ASSETS
    Cash                                                    $   105      $   834      $   782
    Accounts receivable, net of allowance for doubtful
       accounts of $58, $114 and $129 (unaudited)             1,424        2,719        4,057
    Inventories                                               4,109        6,462        6,343
    Other current assets                                         30           46          159
                                                            -------      -------      -------

         Total current assets                                 5,668       10,061       11,341

PROPERTY, PLANT AND EQUIPMENT - AT COST,
    less accumulated depreciation and amortization            2,731        2,789        3,008

OTHER ASSETS                                                    130           95          156
                                                            -------      -------      -------

                                                            $ 8,529      $12,945      $14,505
                                                            =======      =======      =======


                  LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued liabilities                $   608      $ 1,141      $ 1,612
    Accrued income taxes                                                                  158
    Due to E-Z-EM, Inc.                                                                   662
                                                            -------      -------      -------

         Total current liabilities                              608        1,141        2,432
                                                            -------      -------      -------

STOCKHOLDER'S EQUITY
    Common stock
       Class A (voting), par value $1.00 per share;
         authorized, issued and outstanding,
         500 shares                                               1            1            1
       Class B (nonvoting), par value $1.00 per share;
         authorized, issued and outstanding,
         500 shares                                               1            1            1
       Division equity                                        7,919
       Additional paid-in capital                                         11,802       11,802
       Retained earnings                                                                  269
                                                            -------      -------      -------

         Total stockholder's equity                           7,921       11,804       12,073
                                                            -------      -------      -------

                                                            $ 8,529      $12,945      $14,505
                                                            =======      =======      =======

The accompanying notes are an integral part of these statements.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                            STATEMENTS OF OPERATIONS
                 (in thousands, except share and per share data)


                                       Fifty-two      Fifty-three     Fifty-two        Thirteen weeks ended
                                      weeks ended     weeks ended     weeks ended      --------------------
                                        May 28,         June 3,         June 1,      September 2,   August 31,
                                          1994           1995            1996            1995          1996
                                     ------------    ------------    ------------    ------------   ----------
                                                                                                   (unaudited)

Net sales                               $  5,001       $  7,396       $ 11,696       $  2,313       $  4,810
Cost of sales                              2,967          5,017          6,135            951          2,336
                                        --------       --------       --------       --------       --------

         Gross profit                      2,034          2,379          5,561          1,362          2,474
                                        --------       --------       --------       --------       --------

Operating expenses
    Selling, marketing and                 3,792          4,399          5,441          1,203          1,498
      administrative
    Research and development               1,710          2,583          1,656            608            549
                                        --------       --------       --------       --------       --------

                                           5,502          6,982          7,097          1,811          2,047
                                        --------       --------       --------       --------       --------

         (Loss) earnings before
           income taxes                   (3,468)        (4,603)        (1,536)          (449)           427

Income taxes                                --             --             --             --              158
                                        --------       --------       --------       --------       --------

         NET (LOSS) EARNINGS            $ (3,468)      $ (4,603)      $ (1,536)      $   (449)      $    269
                                        ========       ========       ========       ========       ========

Pro forma data:
   Historical (loss) earnings
     before income taxes                $ (3,468)      $ (4,603)      $ (1,536)      $   (449)      $    427
   Pro forma adjustments and data:
     Corporate overhead adjust-
        ments                               (320)          (345)          (227)           (64)           (41)
                                        --------       --------       --------       --------       --------

        (Loss) earnings before
           income taxes                   (3,788)        (4,948)        (1,763)          (513)           386

   Income taxes                                                                                          143
                                        --------       --------       --------       --------       --------
        NET (LOSS) EARNINGS             $ (3,788)      $ (4,948)      $ (1,763)      $   (513)      $    243
                                        ========       ========       ========       ========       ========

        (Loss) earnings
           per share                    $ (3,788)      $ (4,948)      $ (1,763)      $   (513)      $    243
                                        ========       ========       ========       ========       ========

   Common shares outstanding               1,000          1,000          1,000          1,000          1,000
                                        ========       ========       ========       ========       ========


The accompanying notes are an integral part of these statements.

                               AngioDynamics, Inc.

                       (a former division of E-Z-EM, Inc.)

                        STATEMENT OF STOCKHOLDER'S EQUITY

           Fifty-two weeks ended May 28, 1994, fifty-three weeks ended
              June 3, 1995, fifty-two weeks ended June 1, 1996 and
                thirteen weeks ended August 31, 1996 (unaudited)
                        (in thousands, except share data)

                                            Class A              Class B
                                          common stock        common stock                     Additional
                                          ------------        ------------       Division       paid-in        Retained
                                        Shares     Amount   Shares   Amount      equity         capital        earnings      Total
                                        ------     ------   ------   ------     ----------    -----------       --------   ---------
Balance at May 29, 1993                    500      $ 1      500      $ 1      $   5,844                                   $  5,846

Net cash provided by E-Z-EM, Inc.                                                  4,075                                      4,075

Net loss                                                                          (3,468)                                    (3,468)
                                           ---      ---      ---      ---         --------                                   -------

Balance at May 28, 1994                    500        1      500        1          6,451                                      6,453

Net cash provided by E-Z-EM, Inc.                                                  6,071                                      6,071

Net loss                                                                          (4,603)                                    (4,603)
                                           ---      ---      ---      ---         --------                                   -------

Balance at June 3, 1995                    500        1      500        1          7,919                                      7,921

Net cash provided by E-Z-EM, Inc.                                                  5,419                                      5,419

Net loss                                                                          (1,536)                                    (1,536)

Capital contribution from E-Z-EM, Inc.                                           (11,802)       $11,802
                                           ---      ---      ---      ---        --------       -------                      -------

Balance at June 1, 1996                    500        1      500        1           -            11,802                      11,804

Net earnings (unaudited)                                                                                        $269            269
                                           ---      ---      ---      ---        --------                      --------     --------

Balance at August 31, 1996 (unaudited)     500      $ 1      500      $ 1      $    -           $11,802         $269        $12,073
                                           ===      ===      ===      ===        ========       ========       ========    =========


                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                              Fifty-two       Fifty-three     Fifty-two       Thirteen weeks ended
                                                              weeks ended     weeks ended     weeks ended     --------------------
                                                                May 28,          June 3,        June 1,     September 2,  August 31,
                                                                 1994            1995            1996          1995          1996
                                                              -----------     -----------    -----------    ------------  ----------
                                                                                                                   (unaudited)

Cash flows from operating activities
    Net (loss) earnings                                         $(3,468)       $(4,603)       $(1,536)       $  (449)       $   269
    Adjustments to reconcile net (loss)
      earnings to net cash used in operating
      activities
        Depreciation and amortization                               288            278            317             76             81
        Provision for doubtful accounts                              27             12             56             15             15
        Loss on disposition of leasehold
           improvements                                              62
        Changes in operating assets and
           liabilities
              Accounts receivable                                  (466)          (227)        (1,351)          (198)        (1,353)
              Inventories                                           205         (1,394)        (2,353)          (775)           119
              Other current assets                                    3             (7)           (16)           (14)          (113)
              Other assets                                           14             24             30              6            (62)
              Accounts payable and accrued
                 liabilities                                       (113)           150            533            (80)           471
              Accrued income taxes                                                                                              158
                                                                -------        -------        -------        -------        -------

       Net cash used in operating activities                     (3,448)        (5,767)        (4,320)        (1,419)          (415)
                                                                -------        -------        -------        -------        -------

Cash flows from investing activities
    Capital expenditures                                           (527)          (361)          (370)           (55)          (299)
    Acquisition of intangible asset                                                (75)
                                                                -------        -------        -------        -------        -------

       Net cash used in investing activities                       (527)          (436)          (370)           (55)          (299)
                                                                -------        -------        -------        -------        -------

Cash flows from financing activities
    Charges paid by E-Z-EM, Inc.                                  3,470          5,964          6,369          1,705            662
    Payments to E-Z-EM, Inc.                                                                     (950)
    Payments from E-Z-EM, Inc.                                      605            107
                                                                -------        -------        -------        -------        -------

       Net cash provided by financing
          activities                                              4,075          6,071          5,419          1,705            662
                                                                -------        -------        -------        -------        -------

       INCREASE (DECREASE) IN
          CASH                                                      100           (132)           729            231            (52)

Cash at beginning of period                                         137            237            105            105            834
                                                                -------        -------        -------        -------        -------

Cash at end of period                                           $   237        $   105        $   834        $   336        $   782
                                                                =======        =======        =======        =======        =======


The accompanying notes are an integral part of these statements.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                          NOTES TO FINANCIAL STATEMENTS

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE A - BASIS OF PRESENTATION, BUSINESS DESCRIPTION, AND
           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.   Basis of Presentation

     The accompanying combined audited financial statements as of June 3, 1995 and June 1, 1996 and for the fifty-two weeks ended May 28, 1994, fifty-three weeks ended June 3, 1995 and fifty-two weeks ended June 1, 1996, as well as the unaudited interim financial statements for the thirteen weeks ended September 2, 1995, include A.D., Inc., an inactive, wholly-owned subsidiary of E-Z-EM, Inc. ("E-Z-EM") and the operations of AngioDynamics, Inc., a division of E-Z-EM (collectively referred to as "AngioDynamics" or the "Company"). These entities are under common control and therefore are presented on a combined basis.

     Pursuant to a Contribution Agreement, dated June 1, 1996, E-Z-EM transferred all of the assets and liabilities of the AngioDynamics division to A.D., Inc. for purposes of operating the AngioDynamics business as a separate corporation. These net assets represent a contribution to capital by E-Z-EM to the Company.

     On July 11, 1996, E-Z-EM changed the name of A.D., Inc. to AngioDynamics, Inc.

     Thus, the accompanying unaudited financial statements as of August 31, 1996 and for the thirteen-week period then ended reflect the financial position, results of operations and cash flows of AngioDynamics, Inc., a wholly-owned subsidiary of E-Z-EM.

     These financial statements are presented as if the Company had existed as an entity separate from its parent, E-Z-EM, during the periods presented and includes the historical assets, liabilities, sales and expenses that are directly related to the Company's operations. The financial information included herein may not necessarily reflect the financial position, results of operations and cash flows of the Company in the future or what such results or financial position would have been had the Company been a separate, stand-alone entity due to the Company's historical operations having been part of the larger E-Z-EM enterprise.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE A (continued)

     The financial statements also include allocations of certain E-Z-EM expenses. Although management believes these allocations are reasonable, they may not necessarily be indicative of the expenses that would have resulted had the Company been a separate entity and had otherwise contracted for, or managed these functions independently.

2.   Business Description

     The Company develops, manufactures and markets a variety of therapeutic and diagnostic products, primarily for use in the diagnosis and treatment of cardiovascular disease. Many of these products are designed for use in the interventional medicine market, which involves the use of less invasive surgical and diagnostic procedures. The Company has focused its development efforts in three distinct interventional markets: stent products, angiographic/fluid management products, and thrombolytic products. The Company has both a core group of products cleared for sale by the U.S. Food and Drug Administration ("FDA") that are currently sold in the United States and internationally, and a group of new products, including the Company's stents and carbon dioxide angiography system, which are being sold internationally and for which FDA clearance is being sought for sale within the United States. The Company's objective is to become a leading provider of interventional medical devices through the development of innovative, proprietary technologies that provide its products with enhanced, cost-effective performance, thereby improving the quality of patient care at reduced cost to the healthcare system. E-Z-EM is primarily engaged in developing, manufacturing and marketing diagnostic products used by radiologists and other physicians during image-assisted procedures to detect physical abnormalities and diseases.

3.   Summary of Significant Accounting Policies

     The summary of significant accounting policies is presented to assist the reader in understanding and evaluating the accompanying financial statements. These policies are in conformity with generally accepted accounting principles and have been applied consistently in all material respects.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE A (continued)

     Fiscal Year

     The Company reports on a fiscal year which concludes on the Saturday nearest to May 31. Fiscal year 1994 ended on May 28, 1994 for a reporting period of fifty-two weeks, fiscal year 1995 ended on June 3, 1995 for a reporting period of fifty-three weeks and fiscal year 1996 ended on June 1, 1996 for a reporting period of fifty-two weeks.

     Inventories

     Inventories are stated at the lower of cost (by the first-in, first-out method) or market. Appropriate consideration is given to deterioration, obsolescence and other factors in evaluating net realizable value.

     Property, Plant and Equipment

     Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the terms of the related lease or the useful life of the improvements, whichever is shorter. Expenditures for repairs and maintenance are charged to expense as incurred. Renewals and betterments are capitalized.

     Intangibles

     Intangibles with an original cost of $75,000, representing a license agreement acquired in fiscal 1995, are included in "Other assets" in the accompanying balance sheets and are being amortized on a straight-line basis over a fifteen-year period. Amortization was $2,000 and $5,000 in fiscal 1995 and 1996, respectively, and $1,000 for each of the thirteen weeks ended September 2, 1995 and August 31, 1996.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE A (continued)

     Income Taxes

     The Company's results of operations are included in the Federal income tax returns of E-Z-EM. Income taxes are presented in the accompanying financial statements as if the Company filed income tax returns as a separate entity. No provision or benefit from income taxes has been provided for in the accompanying financial statements through June 1, 1996 based on the ongoing losses generated from operations, coupled with uncertainties with respect to the Company's ability to generate future taxable income.

     Deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities and loss carryforwards for which income tax benefits are expected to be realized in future years. A valuation allowance would be established to offset the deferred tax assets if it is more likely than not that all, or some portion of, such deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

     Revenue Recognition

     Revenues are recognized as products are shipped.

     Research and Development

     Research and development costs are expensed as incurred.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE A (continued)

     Concentration of Credit Risk

     Financial instruments which potentially subject the Company to concentration of credit risk consist of trade receivables. The Company's business activities are primarily conducted with hospitals in the United States and with distributors overseas. The Company's exposure to credit risk is dependent, to a certain extent, on the healthcare industry. The Company performs ongoing credit evaluations of its customers and does not generally require collateral; however, in certain circumstances, the Company may require letters of credit from its customers.

     Use of Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The significant estimates include the allowance for doubtful accounts and inventory reserves.

     Interim Financial Information

     The financial information presented as of August 31, 1996, for the thirteen weeks ended September 2, 1995 and August 31, 1996 and events subsequent to June 1, 1996 disclosed in the notes to the financial statements are unaudited. In the opinion of management, this unaudited financial information contains all adjustments (which consist of normal recurring accrual adjustments) necessary for a fair presentation for the interim periods presented. The results for the interim periods are not necessarily indicative of results expected for the full fiscal year.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE B - INVENTORIES

     Inventories consist of the following:

                                            June 3,        June 1,    August 31,
                                             1995           1996         1996
                                             ----           ----         ----
                                                                     (unaudited)
                                                        (in thousands)

        Raw materials                       $1,708         $2,522         $2,143
        Work in process                      1,110            683            466
        Finished products                    1,291          3,257          3,734
                                            ------         ------         ------

                                            $4,109         $6,462         $6,343
                                            ======         ======         ======


NOTE C - PROPERTY, PLANT AND EQUIPMENT, AT COST

     Property, plant and equipment are summarized as follows:

                                                 Estimated useful           June 3,          June 1,           August 31,
                                                     lives                    1995            1996                1996
                                                 ----------------             ----            ----                ----
                                                                                                               (unaudited)
                                                                                        (in thousands)
        Building and building
            improvements                         31-1/2 to 39 years           $1,250          $1,289             $1,297
        Machinery and equipment                  3 to 8 years                  1,898           2,152              2,198
        Leasehold improvements                   Term of lease                    48              59                 59
                                                                             -------         -------            -------

                                                                               3,196           3,500              3,554
        Less accumulated depreciation
            and amortization                                                     853           1,164              1,245
                                                                              ------           -----              -----

                                                                               2,343           2,336              2,309

        Land                                                                     212             212                212
        Projects in construction                                                 176             241                487
                                                                              ------          ------             ------

                                                                              $2,731          $2,789             $3,008
                                                                               =====           =====              =====

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE C (continued)

     Depreciation expense was $288,000, $276,000 and $312,000 in fiscal 1994, 1995 and 1996, respectively, and $75,000 and $80,000 for the thirteen weeks ended September 2, 1995 and August 31, 1996, respectively.


NOTE D - RELATED PARTY TRANSACTIONS

     Funding of Divisional Operations and Division Equity

     The Company presently has no indebtedness to any lenders (other than E-Z-EM) and has historically relied on funding provided by E-Z-EM to meet its working capital requirements and to fund its capital expenditures. Operating expenses paid by E-Z-EM on behalf of the Company include employee salaries and benefits and other operating expenses including royalty and commission fees, product liability insurance, research and development, and foreign selling expenses. The cumulative funds provided by E-Z-EM to the Company were reflected as division equity until June 1, 1996. On June 1, 1996 (see Note A-1), such funds were contributed as capital to the Company and reclassified in the accompanying statement of stockholder's equity from division equity to additional paid-in capital. The accompanying statements of operations do not reflect interest charges on such funding provided by E-Z-EM.

     Commencing with the transfer of assets and liabilities and the contribution of capital by E-Z-EM, effective June 1, 1996 (described in Note A-1), all funds advanced by E-Z-EM on behalf of the Company will be repaid pursuant to a repayment schedule to be agreed upon by E-Z-EM and the Company. The amount due to E-Z-EM of $662,000 at August 31, 1996 reflects aggregate operating expenses paid by E-Z-EM on behalf of the Company for the thirteen-week period then ended.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE D (continued)

     Allocations From E-Z-EM

     Certain identifiable, allocable costs have been incurred by E-Z-EM on behalf of the Company with respect to manufacturing, research and development, commissions and foreign selling expenses and proportionately charged to the Company. These costs are included in the respective statements of operations as follows:

                                         Fifty-two        Fifty-three         Fifty-two             Thirteen weeks ended
                                        weeks ended       weeks ended        weeks ended            --------------------
                                          May 28,           June 3,            June 1,          September 2,       August 31,
                                           1994               1995              1996                1995              1996
                                      --------------     --------------    --------------      -------------     ---------
                                                                                                         (unaudited)
                                                                          (in thousands)

        Cost of sales                       $158               $208               $280            $  52             $  30
        Selling, marketing
            and administrative                22                 51                149               21                31
        Research and
            development                      339                661                405              122               143
                                             ---                ---                ---              ---               ---

                                            $519               $920               $834             $195              $204
                                             ===                ===                ===              ===               ===

     Pro Forma Corporate Allocations

     The accompanying financial statements exclude certain corporate E-Z-EM overhead costs pertaining to insurance, treasury and finance, legal and regulatory, employee benefit administration and human resources. Such costs have been estimated on a proportional basis to the Company's operations. The pro forma effects of these corporate allocations are reflected on the face of the accompanying statements of operations for all fiscal years and periods presented.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE D (continued)

     In management's opinion, the above allocations are reasonable and have been made on an arm's- length basis and would not vary materially from charges that the Company would have incurred had it performed these functions, or acquired similar services, on a stand-alone basis (see Note H).

     Sales to E-Z-EM and E-Z-EM Affiliates

     Sales to E-Z-EM and E-Z-EM affiliates were $322,000, $395,000 and $700,000 in fiscal 1994, 1995 and 1996, respectively, and $64,000 and $203,000 for the thirteen weeks ended September 2, 1995 and August 31, 1996, respectively. Amounts due from these E-Z-EM affiliates and included in "Accounts receivable" in the accompanying balance sheets were $52,000, $212,000 and $195,000 at June 3, 1995, June 1, 1996 and August 31, 1996,
     respectively.

     Retirement Plans

     Substantially all of the Company's salaried and hourly employees have been covered by the E-Z-EM Profit-Sharing Plan, under which E-Z-EM makes discretionary contributions to eligible employees, and a companion 401(k) Plan, under which eligible employees can defer a portion of their annual compensation, part of which is matched by E-Z-EM. These plans cover all employees not otherwise covered by collective bargaining agreements. Profit sharing contributions charged to the Company were $61,000, $114,000 and $124,000 in fiscal 1994, 1995 and 1996, respectively, and $32,000 and
     $37,000 for the thirteen weeks ended September 2, 1995 and August 31, 1996, respectively, and matching contributions charged to the Company were $37,000, $72,000 and $80,000 in fiscal 1994, 1995 and 1996, respectively, and $21,000 and $24,000 for the thirteen weeks ended September 2, 1995 and August 31, 1996, respectively.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE E - INCOME TAXES

     The Company has not recorded any income tax expense (benefit) through June 1, 1996.

     The tax effect of carryforwards and temporary differences which give rise to the Company's deferred income tax assets and liabilities, as if the Company filed income tax returns as a separate entity, are summarized as follows:

                                                           June 3,      June 1,
                                                            1995         1996
                                                            ----         ----
                                                               (in thousands)
        Deferred tax assets (liabilities)
            Net operating loss carryforwards               $ 5,904      $ 6,375
            Inventories                                         44          103
            Depreciation                                       (80)        (108)
            Other                                               22           24
                                                           -------      -------

                 Gross deferred tax assets                   5,890        6,394

        Valuation allowance                                 (5,890)      (6,394)
                                                           -------      -------

                                                           $  --        $  --
                                                           =======      =======

     Realization of the tax benefits of operating loss carryforwards and deductible temporary differences depends on having sufficient taxable income of an appropriate character within the carryforward period. Because of the uncertainties with respect to the Company's ability to generate taxable income in the future sufficient to realize the benefits of the deferred income tax assets, the Company has provided a full valuation allowance against the deferred income tax assets.

     Effective with the transfer of assets and liabilities at June 1, 1996, and the establishment of AngioDynamics, Inc. as a separate corporation described in Note A-1, the above cumulative deferred tax assets and liabilities are not applicable to the Company, as a wholly-owned subsidiary of E-Z-EM.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE E (continued)

     At June 1, 1996, the Company had net operating loss carryforwards for Federal income tax purposes of approximately $19,000,000, on a separate entity basis. However, such losses were utilized on E-Z-EM's consolidated tax return.

     Effective at the beginning of fiscal 1997, AngioDynamics, E-Z-EM and other companies within E-Z-EM's consolidated group (AngioDynamics and each such other company is referred to as a "Member") have entered into a tax-sharing agreement with respect to Federal income taxes, which agreement will continue as to each Member until such time as such Member is deconsolidated for tax purposes, which, in general, will occur when E-Z-EM owns less than 80% of such Member on a fully diluted basis. E-Z-EM and the Members do not intend to file state or local tax returns on a consolidated or combined basis. Pursuant to the tax-sharing agreement, E-Z-EM and each Member will pay its appropriate share of taxes actually due and payable, and, also, will make payments among themselves such that, with respect to any period, the amount of Federal income taxes to be paid by any Member, subject to certain adjustments, generally will be determined as though each such Member were to file separate Federal income tax returns. Each Member will be reimbursed, however, for Federal income tax attributes that it generates, such as net operating losses, if and when they are used on a consolidated basis. Under the tax-sharing agreement, each Member will reimburse E-Z-EM for all direct and indirect costs and expenses incurred with respect to its share of the overall costs and expenses incurred by E-Z-EM with respect to tax-related services.

     In the opinion of management, the tax provision of $158,000 for the interim unaudited thirteen-week period ended August 31, 1996 reflects the amount owed to E-Z-EM pursuant to such tax-sharing agreement.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE F - COMMITMENTS AND CONTINGENCIES

     Leases

     The Company leases various equipment and a warehouse facility under noncancellable operating leases expiring through 2001. Aggregate rental expenses pursuant to these leases were $67,000, $53,000 and $59,000 in fiscal 1994, 1995 and 1996, respectively, and $14,000 and $19,000 for the thirteen weeks ended September 2, 1995 and August 31, 1996, respectively.

     The minimum rental commitments under these noncancellable operating leases at June 1, 1996, are summarized as follows:

         Fiscal         Equipment             Building             Total
         ------         ---------             --------             -----
                                           (in thousands)

         1997             $  31                   $47              $  78
         1998                31                                       31
         1999                31                                       31
         2000                29                                       29
         2001                 2                                        2
                          -----                  ----              -----

                           $124                   $47               $171
                            ===                    ==                ===

     Product Liability Risk and Availability of Insurance

     The design, development, manufacture and marketing of medical devices entails an inherent risk of product liability claims and product recalls. These risks as they relate to the Company are particularly acute because the Company's products are designed to be used in life-threatening situations where there is a high risk of serious injury or death. There can be no assurance that the Company will avoid significant product liability claims and product recalls, and the attendant adverse publicity. Additionally, adverse product liability actions could negatively affect the Company's ability to obtain and maintain regulatory approval for its products.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE F (continued)

     Although the Company maintains liability insurance with coverages and deductibles that it believes are appropriate, there can be no assurance that product liability or other claims against the Company will be covered by, or will not exceed the limits of, such insurance, which could have a material adverse effect on the Company. Furthermore, the Company's insurance is obtained through E-Z-EM, and there can be no assurance that E-Z-EM will continue to make such insurance available to the Company or that the Company would be able to obtain adequate insurance coverage other than through E-Z-EM on commercially reasonable terms or at all.

     Dependence on Overseas Distributors

     The Company markets its products internationally through independent distributors. These international overseas distributors may also distribute competitive products under certain circumstances. The international distributors also play an important role in the Company's clinical testing outside of the United States. Accordingly, the loss of a significant international distributor could have a material adverse effect on the Company's business if a new distributor, sales representative or other suitable sales organization could not be found on a timely basis.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE G - EXPORT SALES

     The Company's domestic export sales by geographic area are summarized as follows:

                                         Fifty-two        Fifty-three        Fifty-two              Thirteen weeks ended
                                        weeks ended       weeks ended        weeks ended            --------------------
                                          May 28,           June 3,            June 1,          September 2,       August 31,
                                           1994               1995              1996                1995              1996
                                      --------------     --------------    --------------      -------------       ----------
                                                                                                         (unaudited)
                                                                            (in thousands)

        Europe                              $390               $544              $2,038             $227              $1,529
        South America                         17                 72                 313               32                 297
        Asia                                  32                172                 235               28                 293
        Australia                              6                  4                 125                                   71
        Other                                 63                 65                  73               11                  18
                                            ----               ----             -------             ----             -------

                                            $508               $857              $2,784             $298              $2,208
                                             ===                ===               =====              ===               =====


NOTE H - SUBSEQUENT EVENTS (UNAUDITED)

     Shared Services Agreement

     Commencing in fiscal 1997, the Company and E-Z-EM have entered into a Shared Services Agreement pursuant to which E-Z-EM provides certain services to the Company. These services include, among others, engineering, tax, legal and regulatory, treasury and financial, corporate and senior management services. The services will be charged to the Company for fees based on the costs incurred by E-Z-EM in providing such services, the number of hours required, the hourly cost of the person or persons providing the services and the costs of materials, overhead, employee benefits and capital consumed in providing the services. E-Z-EM will also be reimbursed for travel expenses and for the costs of outside professional services incurred by E-Z-EM for the benefit of the Company, including accounting, legal and marketing services. These services will be provided for an indefinite period of time and will be phased out as and when no longer needed by the Company.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE H (continued)

     In the opinion of management, the allocation of expenses for the unaudited thirteen-week period ended August 31, 1996, reflected in the accompanying financial statements approximates those costs incurred pursuant to the Shared Services Agreement.

     Manufacturing Agreement

     Commencing in fiscal 1997, the Company and E-Z-EM have entered into a manufacturing agreement pursuant to which the Company manufactures certain products for E-Z-EM and E-Z-EM manufactures certain products for the Company. Management believes that the fees charged by the manufacturer will approximate those charged at an arm's-length basis.

     Loan Agreement

     The Company has entered into a loan agreement with a bank providing for a $5,000,000 revolving line of credit. E-Z-EM has guaranteed this loan. Interest on outstanding balances will be based on either a fluctuating rate equal to the prime rate or a fixed rate to be agreed upon by the bank and the Company.

     Overseas Manufacturing Facility

     During November 1996, the Company purchased a parcel of land and building for a total of $970,000 in County Wexford, Ireland, for purposes of establishing an overseas manufacturing facility. In addition, pursuant to an agreement with an Irish construction contractor, the Company has committed $1,400,000 for purposes of making renovations to the above manufacturing facility through December 1996. The Company has received a capital grant of approximately $400,000 from the Ireland Industrial Development Agency to be applied against such expenditures.

                               AngioDynamics, Inc.
                       (a former division of E-Z-EM, Inc.)

                    NOTES TO FINANCIAL STATEMENTS (continued)

                 May 28, 1994, June 3, 1995 and June 1, 1996 and
                      September 2, 1995 and August 31, 1996

          (Information with respect to the thirteen-week periods ended
               September 2, 1995 and August 31, 1996 is unaudited)



NOTE H (continued)

     Asset Purchase

     The Company has reached an agreement in principle to purchase the assets of Leocor, Inc. ("Leocor"), and certain assets directly from a principal shareholder of Leocor, for aggregate consideration approximating $7,000,000. Leocor is a Texas corporation, based in Houston, Texas, which develops and manufactures angioplasty catheters. Leocor's total assets were approximately $1,200,000 at September 30, 1996. Leocor's net sales approximated $700,000 and $900,000 and its losses from operations approximated $700,000 and $200,000 for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

E-Z-EM,INC. Proxy--1996 Annual Meeting of Stockholders


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.

1.       ELECTION OF DIRECTORS

For Howard S. Stern and David P. Meyers as Class III directors:

                                  TO WITHHOLD AUTHORITY
                    WITHHOLD      TO VOTE FOR ANY NOMINEE(S),
           FOR          VOTE          PRINT NAME(S) BELOW

2.       RATIFICATION OF APPOINTMENT OF AUDITORS

           FOR          AGAINST           ABSTAIN

3.       APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

           FOR          AGAINST           ABSTAIN

4.       APPROVAL OF PUBLIC OFFERING OF SHARES OF ANGIODYNAMICS, INC.

           FOR          AGAINST           ABSTAIN

5.       DISCRETIONARY AUTHORITY

           FOR          AGAINST           ABSTAIN


Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.



Signature


Signature, if shares held jointly


Dated                         1997

I will      will not      attend the Meeting.